UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-02351

Western Asset Investment Grade Income Fund Inc.

Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 777-0102

Date of fiscal year end: December 31

Date of reporting period: December 31, 2019

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	December 31, 2019

WESTERN ASSET

INVESTMENT GRADE

INCOME FUND INC. (PAI)

Beginning in January 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the Fund intends to no longer mail paper copies of the Fund’s shareholder reports like this one, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you invest through a financial intermediary and you already elected to receive shareholder reports electronically (“e-delivery”), you will not be affected by this change and you need not take any action. If you have not already elected e-delivery, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account at that financial intermediary. If you are a direct shareholder with the Fund, you can call the Fund at 1-888-888-0151, or write to the Fund by regular mail at P.O. Box 505000, Louisville, KY 40233 or by overnight delivery to Computershare, 462 South 4th Street, Suite 1600, Louisville, KY 40202 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account held directly with the fund complex.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objectives

The Fund seeks a high level of current income, consistent with prudent investment risk. Capital appreciation is a secondary investment objective.

The Fund’s investment policies provide that the Fund invests at least 80% of its net assets in fixed income securities that are rated in the Baa or BBB categories or above at the time of purchase by one or more Nationally Recognized Statistical Rating Organizations (“NRSROs”) or unrated securities of comparable quality at the time of purchase (as determined by the investment adviser); up to 20% in other fixed income securities; and not more than 25% in securities restricted as to resale.

II	Western Asset Investment Grade Income Fund Inc.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Investment Grade Income Fund Inc. for the twelve-month reporting period ended December 31, 2019. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

January 31, 2020

Western Asset Investment Grade Income Fund Inc.	III

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks a high level of current income, consistent with prudent investment risk, through investment in a diversified portfolio of debt securities. To a lesser extent, the Fund may also invest in privately placed debt securities and in certain equity securities. Capital appreciation is a secondary investment objective.

The Fund invests at least 80% of its net assets in fixed income securities that are rated in the Baa or BBB categories or above at the time of purchase by one or more Nationally Recognized Statistical Rating Organizations (“NRSROs”) or unrated securities of comparable quality at the time of purchase (as determined by the investment adviser). If a security is rated by multiple NRSROs and receives different ratings, the Fund will treat the security as being rated in the highest rating category received from an NRSRO. In addition, the Fund may invest up to 20% in other fixed income securities, and not more than 25% in securities restricted as to resale. The Fund’s 80% investment policy may be changed by the Board of Directors without shareholder approval upon 60 days’ prior notice to shareholders. In addition, convertible bonds and preferred securities may be treated as “fixed income” securities for purposes of the policy and so, if appropriately rated, would qualify for the 80% test.

At Western Asset, the Fund’s investment adviser, we utilize a fixed income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization. The individuals responsible for development of investment strategy, day-to-day portfolio management, oversight and coordination of the Fund are S. Kenneth Leech, Ryan K. Brist and Michael C. Buchanan.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Fixed income markets generally posted strong results over the twelve-month reporting period ended December 31, 2019. Spread sectors (non-Treasuries) largely outperformed Treasuries, but experienced periods of volatility. This was due to a number of factors, including moderating global growth, a “dovish pivot” by the Federal Reserve Board (the “Fed”)i, the trade conflict between the U.S. and China, uncertainties surrounding Brexit and numerous other geopolitical issues.

Both short- and long-term U.S. Treasury yields declined during the reporting period. The yield for the two-year Treasury note began the reporting period at 2.48% and ended the period at 1.58%. The low for the period was 1.39% on October 3, 2019 and the high for the period of 2.62% occurred on January 18, 2019. The yield for the ten-year Treasury began the reporting period at 2.69% and ended the period at 1.92%. The low for the period was 1.47% on August 28, September 3 and September 4, 2019, and the high for the period of 2.79% occurred on January 18, 2019.

Western Asset Investment Grade Income Fund Inc. 2019 Annual Report	1

Fund overview (cont’d)

All told, the Bloomberg Barclays U.S. Credit Index (the “Index”)ii, returned 13.80% during the twelve months ended December 31, 2019. In contrast, the overall bond market, as measured by the Bloomberg Barclays U.S. Aggregate Indexiii, returned 8.72%

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund’s portfolio during the reporting period. We increased the overall quality of the portfolio by taking profits on certain securities rated BBB and reallocating a portion of the proceeds into A-rated securities. That said, we maintained the Fund’s overweight allocation to the BBB ratings category. Elsewhere, we increased the Fund’s allocation to investment-grade industrial credits, as well as its exposure to U.S. dollar-denominated emerging market corporates. Finally, we pared the Fund’s allocation to below-investment-grade securities, largely in banking and basic industries (largely metals & mining).

During the reporting period, Treasury futures were used to manage the Fund’s durationiv and yield curvev positioning. These instruments modestly detracted from the Fund’s performance during the reporting period.

Performance review

For the twelve months ended December 31, 2019, Western Asset Investment Grade Income Fund Inc. returned 15.77% based on its net asset value (“NAV”)vi and 23.05% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmarks, the Bloomberg Barclays U.S. Corporate High Yield Indexvii and the Bloomberg Barclays U.S. Credit Index, returned 14.32% and 13.80%, respectively, for the same period. The Lipper Corporate Debt Closed-End Funds BBB-Rated Category Averageviii returned 12.94% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During the twelve-month period, the Fund made distributions to shareholders totaling $0.69 per share*. The performance table shows the Fund’s twelve-month total return based on its NAV and market price as of December 31, 2019. Past performance is no guarantee of future results.

Performance Snapshot as of December 31, 2019
Price Per Share	12-Month Total Return**
$15.48 (NAV)	15.77	%†
$15.52 (Market Price)	23.05	%‡

All figures represent past performance and are not a guarantee of future results.

*	For the tax character of distributions paid during the fiscal year ended December 31, 2019, please refer to page 38 of this report.

2	Western Asset Investment Grade Income Fund Inc. 2019 Annual Report

** Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions at NAV.

‡ Total return assumes the reinvestment of all distributions in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was security selection. In particular, the Fund’s holdings in European Banks, including overweight positions in Intesa and UniCredit, were additive for returns. Intesa reported strong operating profits, driven by resilient core revenues and lower than expected impairment charges. In addition, investing liquidity into financial assets rather than placing it with the European Central Bankix is expected to further reduce pressure on its earnings. Furthermore, Intesa’s asset quality has improved, as its exposure to non-performing loans is now at its lowest level since 2009. UniCredit reported strong underlying net profits in 2019. Performance was driven by solid core revenues and positive developments in trading income. In addition, the bank’s strong cost focus helped drive the improvement in its cost/income ratio. Elsewhere, in the Capital Goods sector, an overweight in General Electric was beneficial, as it rebounded after a weak 2018. General Electric is a complex, asset rich conglomerate. The company’s bonds rallied in 2019 after poor performance in recent years. This was triggered by a number of factors, including positive sentiment for its new Chief Executive Officer, Henry Culp, and a bondholder-friendly strategy that closely aligns bondholder and shareholder interests. Culp has committed to continuing the company’s deleveraging strategy by cutting its dividend, targeting a sustainable credit rating, and reducing its net leverage.

The Fund’s quality biases were also positive for results during the reporting period. In particular, an overweight to securities rated BBB was rewarded. These securities outperformed their higher-quality counterparts, as certain issuers continued to deliver and investors looked to generate incremental yield in the low interest rate environment.

In terms of sector allocation, underweights to the Utilities and Transportation sectors were additive for results, as they all lagged the Bloomberg Barclays U.S. Credit Index.

Q. What were the leading detractors from performance?

A. The largest detractor from the Fund’s relative performance during the reporting period was sector allocation. In particular, an overweight to emerging markets (largely due to its allocation to Argentina) was negative for results. These securities were negatively impacted by the Argentina’s external financing needs and heightened political uncertainty. In particular, an unexpectedly large margin of victory for the opposition party in Argentina’s presidential primaries caused debt domiciled in the country to decline considerably in

Western Asset Investment Grade Income Fund Inc. 2019 Annual Report	3

Fund overview (cont’d)

August 2019. Given current valuations and International Monetary Fundx involvement, we are maintaining the Fund’s corporate and sovereign overweights. Elsewhere, duration/yield curve positioning was a modest detractor from performance.

A number of individual holdings were also headwinds for returns, including the Fund’s overweight position in Northwest ACQ/Dominion. Northwest ACQ/Dominion is a Canadian mining company. S&P downgraded its rating following the release of its third quarter 2019 results and its “Life of Mine” plan where management acknowledged a cash shortfall and need for external funding for certain bonds. The Fund maintained its position, as the external funding plan has essentially bought the company more time to further develop other opportunities. It should also allow management to “explore alternative sources of liquidity and opportunities to decrease debt and interest expense, extend debt maturities and improve liquidity.” Elsewhere, a small underweight to Morgan Stanley was also a modest detractor from returns. While we liked the fundamentals for the company, we saw better risk/reward characteristics in other companies in the banking industry.

Looking for additional information?

The Fund is traded under the symbol “PAI” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XPAIX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com (click on the name of the Fund).

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset Investment Grade Income Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company, LLC

January 21, 2020

RISKS: The Fund is a diversified closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objectives. The Fund’s common stock is traded on the New York Stock Exchange. Similar to stocks, the Fund’s share price will fluctuate with market conditions and, at the time of sale, may be worth more or less than the original investment. Shares of closed-end funds often trade at a discount to their net asset value. Diversification does not assure against market loss. The Fund’s investments are subject to a

4	Western Asset Investment Grade Income Fund Inc. 2019 Annual Report

number of risks, including interest rate, credit and inflation risks. As interest rates rise, bond prices fall, reducing the value of a fixed income investment’s price. The Fund may invest in high-yield bonds (commonly known as “junk” bonds), which are rated below investment grade and carry more risk than higher-rated securities. To the extent that the Fund invests in asset-backed, mortgage-backed or mortgage-related securities, its exposure to prepayment and extension risks may be greater than investments in other fixed income securities. Leverage may result in greater volatility of NAV and the market price of common shares and increases a shareholder’s risk of loss. The Fund may invest, to a limited extent, in foreign securities, including emerging markets, which are subject to additional risks. The Fund may make significant investments in derivative instruments. Derivative instruments can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. The Fund may also invest in money market funds, including funds affiliated with the Fund’s manager and subadviser.

Portfolio holdings and breakdowns are as of December 31, 2019 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 8 through 24 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2019 were: Financials (31.3%), Energy (15.1%), Communication Services (9.2%), Health Care (9.2%) and Industrials (7.1%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Western Asset Investment Grade Income Fund Inc. 2019 Annual Report	5

Fund overview (cont’d)

[i]

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

ii	The Bloomberg Barclays U.S. Credit Index is an index composed of corporate and non-corporate debt issues that are investment grade (rated Baa3/BBB or higher)

iii

The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

iv

Duration is the measure of the price sensitivity of a fixed income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

[v]	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

vi

Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

vii

The Bloomberg Barclays U.S. Corporate High Yield Index covers the universe of fixed-rate, non-investment grade debt, including corporate and non-corporate sectors. Pay-in-kind (“PIK”) bonds, Eurobonds and debt issues from countries designated as emerging markets are excluded, but Canadian and global bonds (SEC registered) of issuers in non-emerging market countries are included. Original issue zero coupon bonds, step-up coupon structures and 144A securities are also included.

viii

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended December 31, 2019, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 6 funds in the Fund’s Lipper category.

ix	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

[x]

The International Monetary Fund (“IMF”) is an organization of 189 countries, working to foster global monetary cooperation, secure financial stability, facilitate international trade, promote high employment and sustainable economic growth, and reduce poverty around the world.

6	Western Asset Investment Grade Income Fund Inc. 2019 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the Fund’s portfolio as of December 31, 2019 and December 31, 2018, and does not include derivatives such as futures contracts. The Fund’s portfolio is actively managed. As a result, the composition of its portfolio holdings and sectors is subject to change at any time.

‡	Represents less than 0.1%.

Western Asset Investment Grade Income Fund Inc. 2019 Annual Report	7

Schedule of investments

December 31, 2019

Western Asset Investment Grade Income Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Corporate Bonds & Notes — 92.0%
Communication Services — 9.2%
Diversified Telecommunication Services — 3.4%
AT&T Inc., Senior Notes	4.300%	2/15/30	$80,000	$88,971
AT&T Inc., Senior Notes	4.500%	5/15/35	360,000	401,779
AT&T Inc., Senior Notes	6.350%	3/15/40	50,000	65,049
AT&T Inc., Senior Notes	5.350%	9/1/40	30,000	36,274
AT&T Inc., Senior Notes	4.900%	6/15/42	150,000	171,865
AT&T Inc., Senior Notes	4.800%	6/15/44	210,000	239,987
AT&T Inc., Senior Notes	4.550%	3/9/49	310,000	344,833
AT&T Inc., Senior Notes (3 mo. USD LIBOR + 1.180%)	3.067%	6/12/24	480,000	488,643	(a)
British Telecommunications PLC, Senior Notes	9.625%	12/15/30	70,000	107,722
Corning Inc., Senior Notes	3.900%	11/15/49	130,000	132,482
Telefonica Emisiones SA, Senior Notes	7.045%	6/20/36	60,000	84,094
Verizon Communications Inc., Senior Notes	5.150%	9/15/23	1,790,000	1,991,472
Verizon Communications Inc., Senior Notes	5.500%	3/16/47	630,000	856,626
Total Diversified Telecommunication Services				5,009,797
Media — 3.9%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	6.384%	10/23/35	110,000	138,646
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	6.484%	10/23/45	260,000	322,792
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	5.375%	5/1/47	350,000	393,310
Comcast Corp., Senior Notes	6.450%	3/15/37	220,000	311,796
Comcast Corp., Senior Notes	6.950%	8/15/37	160,000	237,605
Comcast Corp., Senior Notes	6.400%	5/15/38	950,000	1,340,773
Fox Corp., Senior Notes	5.476%	1/25/39	510,000	625,074	(b)
Time Warner Cable LLC, Senior Secured Notes	6.550%	5/1/37	180,000	221,144
Time Warner Cable LLC, Senior Secured Notes	7.300%	7/1/38	200,000	261,263
Time Warner Cable LLC, Senior Secured Notes	6.750%	6/15/39	10,000	12,657
Time Warner Cable LLC, Senior Secured Notes	5.500%	9/1/41	50,000	55,964
Time Warner Entertainment Co. LP, Senior Secured Notes	8.375%	3/15/23	180,000	212,579
Time Warner Entertainment Co. LP, Senior Secured Notes	8.375%	7/15/33	410,000	575,480

See Notes to Financial Statements.

8	Western Asset Investment Grade Income Fund Inc. 2019 Annual Report

Western Asset Investment Grade Income Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Media — continued
Walt Disney Co., Senior Notes	6.550%	3/15/33	$545,000	$770,756
Walt Disney Co., Senior Notes	7.750%	12/1/45	130,000	220,365
Total Media				5,700,204
Wireless Telecommunication Services — 1.9%
America Movil SAB de CV, Senior Notes	6.125%	3/30/40	850,000	1,143,229
Sprint Corp., Senior Notes	7.250%	9/15/21	640,000	677,965
Sprint Corp., Senior Notes	7.875%	9/15/23	340,000	375,841
Telefonica Europe BV, Senior Notes	8.250%	9/15/30	230,000	330,671
Vodafone Group PLC, Senior Notes	5.250%	5/30/48	210,000	252,659
Vodafone Group PLC, Senior Notes	4.250%	9/17/50	10,000	10,483
Total Wireless Telecommunication Services				2,790,848
Total Communication Services				13,500,849
Consumer Discretionary — 3.5%
Automobiles — 0.9%
Ford Motor Credit Co. LLC, Senior Notes	8.125%	1/15/20	410,000	410,770
Ford Motor Credit Co. LLC, Senior Notes	5.113%	5/3/29	350,000	361,022
General Motors Co., Senior Notes	6.600%	4/1/36	170,000	200,950
General Motors Co., Senior Notes	6.750%	4/1/46	270,000	317,203
Total Automobiles				1,289,945
Diversified Consumer Services — 0.2%
Board of Trustees of The Leland Stanford Junior University	3.089%	5/1/29	340,000	358,147
Hotels, Restaurants & Leisure — 1.4%
Marriott International Inc., Senior Notes	3.600%	4/15/24	200,000	210,793
McDonald’s Corp., Senior Notes	4.700%	12/9/35	150,000	178,159
McDonald’s Corp., Senior Notes	4.875%	12/9/45	230,000	277,678
McDonald’s Corp., Senior Notes	4.450%	9/1/48	10,000	11,479
Melco Resorts Finance Ltd., Senior Notes	5.375%	12/4/29	380,000	391,108	(b)
Sands China Ltd., Senior Notes	4.600%	8/8/23	200,000	211,472
Sands China Ltd., Senior Notes	5.125%	8/8/25	450,000	495,115
Sands China Ltd., Senior Notes	5.400%	8/8/28	200,000	226,195
Total Hotels, Restaurants & Leisure				2,001,999
Household Durables — 0.3%
Lennar Corp., Senior Notes	5.000%	6/15/27	250,000	271,962
MDC Holdings Inc., Senior Notes	6.000%	1/15/43	160,000	166,684
Total Household Durables				438,646

See Notes to Financial Statements.

Western Asset Investment Grade Income Fund Inc. 2019 Annual Report	9

Schedule of investments (cont’d)

December 31, 2019

Western Asset Investment Grade Income Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Specialty Retail — 0.7%
Home Depot Inc., Senior Notes	3.900%	12/6/28	$590,000	$663,138
Target Corp., Senior Notes	3.375%	4/15/29	340,000	369,936
Total Specialty Retail				1,033,074
Total Consumer Discretionary				5,121,811
Consumer Staples — 5.2%
Beverages — 2.6%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide Inc., Senior Notes	4.900%	2/1/46	840,000	997,886
Anheuser-Busch InBev Worldwide Inc., Senior Notes	4.150%	1/23/25	1,390,000	1,515,842
Anheuser-Busch InBev Worldwide Inc., Senior Notes	4.600%	4/15/48	70,000	80,240
Pernod Ricard SA, Senior Notes	5.750%	4/7/21	350,000	366,453	(b)
Pernod Ricard SA, Senior Notes	5.500%	1/15/42	670,000	829,058	(b)
Total Beverages				3,789,479
Food & Staples Retailing — 0.0%
Kroger Co., Senior Notes	4.650%	1/15/48	30,000	32,892
Food Products — 0.3%
Kraft Heinz Foods Co., Senior Notes	5.000%	6/4/42	110,000	117,771
Mars Inc., Senior Notes	2.700%	4/1/25	140,000	143,363	(b)
Mars Inc., Senior Notes	3.200%	4/1/30	140,000	148,419	(b)
Total Food Products				409,553
Household Products — 0.1%
Estee Lauder Cos. Inc., Senior Notes	3.125%	12/1/49	70,000	70,252
Tobacco — 2.2%
Altria Group Inc., Senior Notes	3.800%	2/14/24	190,000	200,206
Altria Group Inc., Senior Notes	4.400%	2/14/26	410,000	446,058
Altria Group Inc., Senior Notes	4.800%	2/14/29	870,000	970,538
Philip Morris International Inc., Senior Notes	2.875%	5/1/24	680,000	700,413
Philip Morris International Inc., Senior Notes	4.500%	3/20/42	100,000	113,866
Reynolds American Inc., Senior Notes	8.125%	5/1/40	270,000	366,501
Reynolds American Inc., Senior Notes	7.000%	8/4/41	320,000	392,253
Reynolds American Inc., Senior Notes	5.850%	8/15/45	90,000	103,450
Total Tobacco				3,293,285
Total Consumer Staples				7,595,461
Energy — 15.1%
Energy Equipment & Services — 0.2%
Halliburton Co., Senior Notes	5.000%	11/15/45	200,000	228,971

See Notes to Financial Statements.

10	Western Asset Investment Grade Income Fund Inc. 2019 Annual Report

Western Asset Investment Grade Income Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Oil, Gas & Consumable Fuels — 14.9%
Apache Corp., Senior Notes	6.000%	1/15/37	$106,000	$118,398
Apache Corp., Senior Notes	5.100%	9/1/40	160,000	163,204
Apache Corp., Senior Notes	5.250%	2/1/42	90,000	93,983
BP Capital Markets America Inc., Senior Notes	3.410%	2/11/26	440,000	469,174
Cameron LNG LLC, Senior Secured Notes	2.902%	7/15/31	110,000	110,416	(b)
Cameron LNG LLC, Senior Secured Notes	3.302%	1/15/35	20,000	20,235	(b)
Cameron LNG LLC, Senior Secured Notes	3.701%	1/15/39	40,000	40,956	(b)
Cimarex Energy Co., Senior Notes	4.375%	6/1/24	600,000	634,148
Cimarex Energy Co., Senior Notes	3.900%	5/15/27	170,000	176,505
Concho Resources Inc., Senior Notes	4.300%	8/15/28	180,000	196,432
ConocoPhillips, Senior Notes	6.500%	2/1/39	810,000	1,182,079
Continental Resources Inc., Senior Notes	4.500%	4/15/23	690,000	721,454
Continental Resources Inc., Senior Notes	4.375%	1/15/28	140,000	149,119
Devon Energy Corp., Senior Notes	5.850%	12/15/25	350,000	415,328
Devon Energy Corp., Senior Notes	5.600%	7/15/41	320,000	389,798
Ecopetrol SA, Senior Notes	5.375%	6/26/26	740,000	830,915
Energy Transfer Operating LP, Senior Notes	7.500%	10/15/20	250,000	259,857
Energy Transfer Operating LP, Senior Notes	4.200%	9/15/23	860,000	903,617
Energy Transfer Operating LP, Senior Notes	5.250%	4/15/29	30,000	33,738
Energy Transfer Operating LP, Senior Notes	6.625%	10/15/36	20,000	23,809
Energy Transfer Operating LP, Senior Notes	5.800%	6/15/38	40,000	45,368
Enterprise Products Operating LLC, Senior Notes	6.125%	10/15/39	320,000	419,332
Enterprise Products Operating LLC, Senior Notes (5.375% to 2/15/28 then 3 mo. USD LIBOR + 2.570%)	5.375%	2/15/78	360,000	358,312	(a)
Exxon Mobil Corp., Senior Notes	2.995%	8/16/39	120,000	120,582
Kinder Morgan Inc., Senior Notes	7.800%	8/1/31	2,000,000	2,760,022
Lukoil International Finance BV, Senior Notes	4.563%	4/24/23	200,000	212,500	(b)
MEG Energy Corp., Senior Notes	6.375%	1/30/23	600,000	602,751	(b)
MPLX LP, Senior Notes	4.800%	2/15/29	60,000	65,909
MPLX LP, Senior Notes	4.500%	4/15/38	380,000	387,316
Noble Energy Inc., Senior Notes	6.000%	3/1/41	390,000	470,162
Noble Energy Inc., Senior Notes	5.250%	11/15/43	150,000	169,265
Occidental Petroleum Corp., Senior Notes	6.950%	7/1/24	1,080,000	1,273,098
Occidental Petroleum Corp., Senior Notes	5.550%	3/15/26	460,000	522,052
Occidental Petroleum Corp., Senior Notes	3.200%	8/15/26	160,000	162,063
Occidental Petroleum Corp., Senior Notes	3.500%	8/15/29	160,000	163,469
Occidental Petroleum Corp., Senior Notes	7.500%	5/1/31	465,000	605,468
Petrobras Global Finance BV, Senior Notes	7.375%	1/17/27	190,000	232,151

See Notes to Financial Statements.

Western Asset Investment Grade Income Fund Inc. 2019 Annual Report	11

Schedule of investments (cont’d)

December 31, 2019

Western Asset Investment Grade Income Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Oil, Gas & Consumable Fuels — continued
Petrobras Global Finance BV, Senior Notes	6.900%	3/19/49	$280,000	$328,937
Petrobras Global Finance BV, Senior Notes	6.850%	6/5/2115	300,000	343,858
Petroleos Mexicanos, Senior Notes	6.875%	8/4/26	450,000	495,683
Petroleos Mexicanos, Senior Notes	6.625%	6/15/35	1,005,000	1,033,075
Phillips 66, Senior Notes	5.875%	5/1/42	160,000	216,535
Shell International Finance BV, Senior Notes	6.375%	12/15/38	250,000	365,397
Transcontinental Gas Pipe Line Co. LLC, Senior Notes	7.850%	2/1/26	470,000	597,713
Transcontinental Gas Pipe Line Co. LLC, Senior Notes	7.250%	12/1/26	230,000	288,130
Transcontinental Gas Pipe Line Co. LLC, Senior Notes	5.400%	8/15/41	310,000	366,028
Western Midstream Operating LP, Senior Notes	4.650%	7/1/26	660,000	676,375
Western Midstream Operating LP, Senior Notes	4.750%	8/15/28	680,000	686,722
Western Midstream Operating LP, Senior Notes	5.450%	4/1/44	80,000	71,001
Williams Cos. Inc., Senior Notes	7.500%	1/15/31	47,000	61,383
Williams Cos. Inc., Senior Notes	7.750%	6/15/31	37,000	49,382
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	610,000	877,989
Total Oil, Gas & Consumable Fuels				21,961,193
Total Energy				22,190,164
Financials — 31.2%
Banks — 20.4%
Banco Mercantil del Norte SA, Junior Subordinated Notes (7.500% to 6/27/29 then 10 year Treasury Constant Maturity Rate + 5.470%)	7.500%	6/27/29	200,000	213,752	(a)(b)(c)
Banco Nacional de Costa Rica, Senior Notes	5.875%	4/25/21	340,000	348,639	(b)
Banco Santander SA, Senior Notes	3.848%	4/12/23	400,000	417,540
Bank of America Corp., Senior Notes	5.875%	2/7/42	320,000	455,370
Bank of America Corp., Senior Notes (3.458% to 3/15/24 then 3 mo. USD LIBOR + 0.970%)	3.458%	3/15/25	70,000	73,139	(a)
Bank of America Corp., Subordinated Notes	6.110%	1/29/37	320,000	433,130
Bank of America Corp., Subordinated Notes	7.750%	5/14/38	900,000	1,420,412
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	240,000	266,850	(b)
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	450,000	506,009
Barclays PLC, Subordinated Notes (5.088% to 6/20/29 then 3 mo. USD LIBOR + 3.054%)	5.088%	6/20/30	640,000	714,440	(a)
BNP Paribas SA, Junior Subordinated Notes (7.625% to 3/30/21 then USD 5 year ICE Swap Rate + 6.314%)	7.625%	3/30/21	330,000	348,266	(a)(b)(c)

See Notes to Financial Statements.

12	Western Asset Investment Grade Income Fund Inc. 2019 Annual Report

Western Asset Investment Grade Income Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Banks — continued
BNP Paribas SA, Senior Notes (5.198% to 1/10/29 then 3 mo. USD LIBOR + 2.567%)	5.198%	1/10/30	$280,000	$329,538	(a)(b)
BPCE SA, Subordinated Notes	5.150%	7/21/24	410,000	450,230	(b)
Citigroup Inc., Senior Notes	8.125%	7/15/39	251,000	419,563
Citigroup Inc., Senior Notes	5.875%	1/30/42	240,000	338,381
Citigroup Inc., Subordinated Notes	5.500%	9/13/25	750,000	858,234
Citigroup Inc., Subordinated Notes	6.125%	8/25/36	404,000	526,924
Citigroup Inc., Subordinated Notes	6.675%	9/13/43	370,000	540,882
Commonwealth Bank of Australia, Subordinated Notes	3.743%	9/12/39	220,000	221,153	(b)
Cooperatieve Rabobank UA, Senior Notes	5.750%	12/1/43	450,000	596,196
Cooperatieve Rabobank UA, Senior Notes	5.250%	8/4/45	340,000	435,702
Credit Agricole SA, Junior Subordinated Notes (8.125% to 12/23/25 then USD 5 year ICE Swap Rate + 6.185%)	8.125%	12/23/25	1,040,000	1,264,510	(a)(b)(c)
Danske Bank A/S, Senior Notes	5.000%	1/12/22	1,780,000	1,870,258	(b)
Danske Bank A/S, Senior Notes	3.875%	9/12/23	200,000	207,824	(b)
Danske Bank A/S, Senior Notes	5.375%	1/12/24	230,000	251,917	(b)
Danske Bank A/S, Senior Notes (3.244% to 12/20/24 then 3 mo. USD LIBOR + 1.591%)	3.244%	12/20/25	200,000	202,558	(a)(b)
HSBC Holdings PLC, Junior Subordinated Notes (6.500% to 3/23/28 then USD 5 year ICE Swap Rate + 3.606%)	6.500%	3/23/28	300,000	330,270	(a)(c)
HSBC Holdings PLC, Senior Notes (3.973% to 5/22/29 then 3 mo. USD LIBOR + 1.610%)	3.973%	5/22/30	530,000	571,984	(a)
HSBC Holdings PLC, Subordinated Notes	4.250%	8/18/25	210,000	224,778
ING Bank NV, Subordinated Notes	5.800%	9/25/23	600,000	666,345	(b)
Intesa Sanpaolo SpA, Senior Notes	3.125%	7/14/22	300,000	304,121	(b)
Intesa Sanpaolo SpA, Senior Notes	4.700%	9/23/49	200,000	204,409	(b)
Intesa Sanpaolo SpA, Subordinated Notes	5.710%	1/15/26	690,000	747,519	(b)
JPMorgan Chase & Co., Junior Subordinated Notes (6.000% to 8/1/23 then 3 mo. USD LIBOR + 3.300%)	6.000%	8/1/23	260,000	279,361	(a)(c)
JPMorgan Chase & Co., Senior Notes (3.897% to 1/23/48 then 3 mo. USD LIBOR + 1.220%)	3.897%	1/23/49	50,000	56,364	(a)
JPMorgan Chase & Co., Subordinated Notes	5.625%	8/16/43	440,000	590,155
JPMorgan Chase & Co., Subordinated Notes	4.950%	6/1/45	490,000	624,585
Lloyds Banking Group PLC, Junior Subordinated Notes (7.500% to 6/27/24 then USD 5 year ICE Swap Rate + 4.760%)	7.500%	6/27/24	360,000	398,439	(a)(c)

See Notes to Financial Statements.

Western Asset Investment Grade Income Fund Inc. 2019 Annual Report	13

Schedule of investments (cont’d)

December 31, 2019

Western Asset Investment Grade Income Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Banks — continued
Lloyds Banking Group PLC, Junior Subordinated Notes (7.500% to 9/27/25 then USD 5 year ICE Swap Rate + 4.496%)	7.500%	9/27/25	$370,000	$415,179	(a)(c)
NatWest Markets NV, Subordinated Notes	7.750%	5/15/23	480,000	544,913
Royal Bank of Scotland Group PLC, Junior Subordinated Notes (7.648% to 9/30/31 then 3 mo. USD LIBOR + 2.500%)	7.648%	9/30/31	1,360,000	1,954,136	(a)(c)
Royal Bank of Scotland Group PLC, Junior Subordinated Notes (8.625% to 8/15/21 then USD 5 year ICE Swap Rate + 7.598%)	8.625%	8/15/21	590,000	633,822	(a)(c)
Royal Bank of Scotland Group PLC, Subordinated Notes	6.100%	6/10/23	1,010,000	1,112,714
Royal Bank of Scotland Group PLC, Subordinated Notes	6.000%	12/19/23	350,000	389,498
Royal Bank of Scotland Group PLC, Subordinated Notes (3.754% to 11/1/24 then 5 year Treasury Constant Maturity Rate + 2.100%)	3.754%	11/1/29	230,000	235,060	(a)
Santander UK Group Holdings PLC, Subordinated Notes	4.750%	9/15/25	210,000	225,914	(b)
Standard Chartered PLC, Subordinated Notes	5.700%	3/26/44	410,000	528,177	(b)
U.S. Bancorp, Subordinated Notes	3.000%	7/30/29	160,000	165,477
UniCredit SpA, Senior Notes	6.572%	1/14/22	590,000	633,864	(b)
UniCredit SpA, Subordinated Notes (7.296% to 4/2/29 then USD 5 year ICE Swap Rate + 4.914%)	7.296%	4/2/34	1,040,000	1,197,946	(a)(b)
Wachovia Capital Trust III Ltd., Junior Subordinated Bonds (the greater of 3 mo. USD LIBOR + 0.930% or 5.570%)	5.570%	1/31/20	1,190,000	1,200,734	(a)(c)
Wells Fargo & Co., Senior Notes (3.196% to 6/17/26 then 3 mo. USD LIBOR + 1.170%)	3.196%	6/17/27	730,000	758,154	(a)
Wells Fargo & Co., Subordinated Notes	5.375%	11/2/43	430,000	553,029
Wells Fargo & Co., Subordinated Notes	4.750%	12/7/46	580,000	697,537
Westpac Banking Corp., Subordinated Notes	4.421%	7/24/39	110,000	121,253
Total Banks				30,077,154
Capital Markets — 4.4%
CME Group Inc., Senior Notes	5.300%	9/15/43	440,000	590,326
Credit Suisse Group AG, Senior Notes (2.593% to 9/11/24 then SOFR + 1.560%)	2.593%	9/11/25	440,000	441,550	(a)(b)
Credit Suisse USA Inc., Senior Notes	7.125%	7/15/32	40,000	58,768
Goldman Sachs Group Inc., Senior Notes	5.375%	3/15/20	270,000	271,846
Goldman Sachs Group Inc., Senior Notes	6.250%	2/1/41	570,000	798,223

See Notes to Financial Statements.

14	Western Asset Investment Grade Income Fund Inc. 2019 Annual Report

Western Asset Investment Grade Income Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Capital Markets — continued
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	$640,000	$890,171
Goldman Sachs Group Inc., Subordinated Notes	5.150%	5/22/45	500,000	615,509
KKR Group Finance Co. III LLC, Senior Notes	5.125%	6/1/44	820,000	972,643	(b)
KKR Group Finance Co. VI LLC, Senior Notes	3.750%	7/1/29	70,000	74,703	(b)
Morgan Stanley, Senior Notes	5.500%	7/24/20	100,000	102,029
Morgan Stanley, Senior Notes	6.375%	7/24/42	90,000	132,876
Owl Rock Capital Corp., Senior Notes	4.000%	3/30/25	380,000	381,773
Raymond James Financial Inc., Senior Notes	4.950%	7/15/46	90,000	105,380
UBS AG Stamford, CT, Subordinated Notes	7.625%	8/17/22	340,000	383,420
UBS Group AG, Junior Subordinated Notes (7.000% to 1/31/24 then USD 5 year ICE Swap Rate + 4.344%)	7.000%	1/31/24	580,000	634,375	(a)(b)(c)
Total Capital Markets				6,453,592
Consumer Finance — 1.1%
Navient Corp., Senior Notes	7.250%	1/25/22	830,000	903,223
Navient Corp., Senior Notes	6.125%	3/25/24	290,000	315,372
Synchrony Financial, Senior Notes	2.850%	7/25/22	330,000	334,197
Total Consumer Finance				1,552,792
Diversified Financial Services — 1.9%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Notes	4.875%	1/16/24	330,000	357,973
Carlyle Finance LLC, Senior Notes	5.650%	9/15/48	110,000	131,114	(b)
Carlyle Finance Subsidiary LLC, Senior Notes	3.500%	9/19/29	150,000	149,816	(b)
Carlyle Holdings II Finance LLC, Senior Notes	5.625%	3/30/43	220,000	259,336	(b)
Global Aircraft Leasing Co. Ltd., Senior Notes (6.500% Cash or 7.250% PIK)	6.500%	9/15/24	470,000	491,597	(b)(d)
ILFC E-Capital Trust I, Ltd. GTD ((Highest of 3 mo. USD LIBOR, 10 year Treasury Constant Maturity Rate and 30 year Treasury Constant Maturity Rate) + 1.550%)	3.900%	12/21/65	470,000	365,481	(a)(b)
ILFC E-Capital Trust II, Ltd. GTD ((Highest of 3 mo. USD LIBOR, 10 year Treasury Constant Maturity Rate and 30 year Treasury Constant Maturity Rate) + 1.800%)	4.150%	12/21/65	270,000	219,459	(a)(b)
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	190,000	200,907
Park Aerospace Holdings Ltd., Senior Notes	5.250%	8/15/22	392,000	418,739	(b)
Park Aerospace Holdings Ltd., Senior Notes	5.500%	2/15/24	220,000	241,815	(b)
Total Diversified Financial Services				2,836,237

See Notes to Financial Statements.

Western Asset Investment Grade Income Fund Inc. 2019 Annual Report	15

Schedule of investments (cont’d)

December 31, 2019

Western Asset Investment Grade Income Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Insurance — 3.2%
Allstate Corp., Junior Subordinated Notes (6.500% to 5/15/37 then 3 mo. USD LIBOR + 2.120%)	6.500%	5/15/57	$480,000	$606,729	(a)
American International Group Inc., Junior Subordinated Notes	6.250%	3/15/37	80,000	87,328
American International Group Inc., Senior Notes	6.400%	12/15/20	90,000	93,738
American International Group Inc., Senior Notes	4.750%	4/1/48	70,000	84,533
AXA SA, Subordinated Notes	8.600%	12/15/30	200,000	290,750
Delphi Financial Group Inc., Senior Notes	7.875%	1/31/20	170,000	170,701
Fidelity & Guaranty Life Holdings Inc., Senior Notes	5.500%	5/1/25	230,000	245,523	(b)
Liberty Mutual Insurance Co., Subordinated Notes	7.875%	10/15/26	490,000	620,765	(b)
Massachusetts Mutual Life Insurance Co., Subordinated Notes	4.900%	4/1/77	260,000	314,347	(b)
MetLife Inc., Junior Subordinated Notes	6.400%	12/15/36	1,150,000	1,410,584
New York Life Insurance Co., Subordinated Notes	4.450%	5/15/69	90,000	103,324	(b)
Northwestern Mutual Life Insurance Co., Subordinated Notes	3.625%	9/30/59	110,000	110,669	(b)
Teachers Insurance & Annuity Association of America, Subordinated Notes	6.850%	12/16/39	400,000	583,112	(b)
Total Insurance				4,722,103
Investment Companies — 0.2%
MDGH - GMTN BV, Senior Notes	2.500%	11/7/24	320,000	321,428	(b)
Total Financials				45,963,306
Health Care — 9.2%
Biotechnology — 1.3%
AbbVie Inc., Senior Notes	2.950%	11/21/26	270,000	275,321	(b)
AbbVie Inc., Senior Notes	3.200%	11/21/29	710,000	723,217	(b)
AbbVie Inc., Senior Notes	4.050%	11/21/39	740,000	780,418	(b)
Gilead Sciences Inc., Senior Notes	5.650%	12/1/41	60,000	78,980
Gilead Sciences Inc., Senior Notes	4.750%	3/1/46	50,000	60,217
Total Biotechnology				1,918,153
Health Care Equipment & Supplies — 0.8%
Abbott Laboratories, Senior Notes	4.900%	11/30/46	90,000	118,448
Alcon Finance Corp., Senior Notes	2.750%	9/23/26	200,000	204,011	(b)
Alcon Finance Corp., Senior Notes	3.000%	9/23/29	200,000	203,900	(b)

See Notes to Financial Statements.

16	Western Asset Investment Grade Income Fund Inc. 2019 Annual Report

Western Asset Investment Grade Income Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Health Care Equipment & Supplies — continued
Becton Dickinson and Co., Senior Notes	4.685%	12/15/44	$200,000	$234,402
Becton Dickinson and Co., Senior Notes	4.669%	6/6/47	410,000	489,519
Total Health Care Equipment & Supplies				1,250,280
Health Care Providers & Services — 5.8%
Centene Corp., Senior Notes	4.750%	1/15/25	240,000	249,796	(b)
Centene Corp., Senior Notes	4.250%	12/15/27	100,000	103,060	(b)
Centene Corp., Senior Notes	4.625%	12/15/29	310,000	326,492	(b)
Cigna Corp., Senior Notes	4.125%	11/15/25	340,000	369,454
Cigna Corp., Senior Notes	4.800%	8/15/38	340,000	397,831
CVS Health Corp., Senior Notes	2.625%	8/15/24	440,000	444,225
CVS Health Corp., Senior Notes	4.100%	3/25/25	940,000	1,009,869
CVS Health Corp., Senior Notes	4.300%	3/25/28	540,000	590,400
CVS Health Corp., Senior Notes	4.780%	3/25/38	570,000	649,053
CVS Health Corp., Senior Notes	5.125%	7/20/45	340,000	403,983
CVS Health Corp., Senior Notes	5.050%	3/25/48	560,000	664,673
Dartmouth-Hitchcock Health, Secured Bonds	4.178%	8/1/48	100,000	111,731
DH Europe Finance II Sarl, Senior Notes	3.250%	11/15/39	180,000	182,205
DH Europe Finance II Sarl, Senior Notes	3.400%	11/15/49	50,000	51,182
HCA Inc., Senior Secured Notes	4.125%	6/15/29	210,000	223,254
HCA Inc., Senior Secured Notes	5.125%	6/15/39	110,000	121,620
HCA Inc., Senior Secured Notes	5.500%	6/15/47	220,000	253,266
HCA Inc., Senior Secured Notes	5.250%	6/15/49	350,000	392,477
Humana Inc., Senior Notes	3.125%	8/15/29	290,000	296,431
Humana Inc., Senior Notes	8.150%	6/15/38	80,000	117,611
Humana Inc., Senior Notes	4.800%	3/15/47	230,000	269,996
Magellan Health Inc., Senior Notes	4.900%	9/22/24	730,000	750,378
Orlando Health Obligated Group, Senior Notes	4.089%	10/1/48	170,000	187,044
UnitedHealth Group Inc., Senior Notes	3.700%	12/15/25	160,000	173,310
UnitedHealth Group Inc., Senior Notes	3.500%	8/15/39	140,000	147,336
Total Health Care Providers & Services				8,486,677
Pharmaceuticals — 1.3%
Allergan Funding SCS, Senior Notes	4.550%	3/15/35	130,000	142,342
Bausch Health Cos. Inc., Senior Notes	5.000%	1/30/28	80,000	82,311	(b)
Bausch Health Cos. Inc., Senior Notes	5.250%	1/30/30	80,000	83,160	(b)
Bristol-Myers Squibb Co., Senior Notes	3.400%	7/26/29	910,000	974,723	(b)
Bristol-Myers Squibb Co., Senior Notes	5.000%	8/15/45	250,000	321,450	(b)

See Notes to Financial Statements.

Western Asset Investment Grade Income Fund Inc. 2019 Annual Report	17

Schedule of investments (cont’d)

December 31, 2019

Western Asset Investment Grade Income Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Pharmaceuticals — continued
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	7.125%	1/31/25	$200,000	$205,857	(b)
Zoetis Inc., Senior Notes	4.700%	2/1/43	30,000	35,839
Total Pharmaceuticals				1,845,682
Total Health Care				13,500,792
Industrials — 7.1%
Aerospace & Defense — 3.1%
Avolon Holdings Funding Ltd., Senior Notes	3.625%	5/1/22	350,000	359,047	(b)
Avolon Holdings Funding Ltd., Senior Notes	5.125%	10/1/23	210,000	226,967	(b)
Avolon Holdings Funding Ltd., Senior Notes	3.950%	7/1/24	140,000	146,069	(b)
Boeing Co., Senior Notes	2.800%	3/1/24	320,000	327,516
Boeing Co., Senior Notes	3.100%	5/1/26	1,400,000	1,446,066
Huntington Ingalls Industries Inc., Senior Notes	3.483%	12/1/27	200,000	208,450
L3Harris Technologies Inc., Senior Notes	2.900%	12/15/29	550,000	559,908
Lockheed Martin Corp., Senior Notes	4.500%	5/15/36	40,000	47,510
Northrop Grumman Systems Corp., Senior Notes	7.875%	3/1/26	870,000	1,122,693
United Technologies Corp., Senior Notes	4.625%	11/16/48	110,000	138,051
Total Aerospace & Defense				4,582,277
Airlines — 0.7%
Continental Airlines Pass-Through Trust	7.256%	3/15/20	8,291	8,344
Continental Airlines Pass-Through Trust	6.250%	4/11/20	58,005	58,490
Delta Air Lines Inc., Senior Notes	2.900%	10/28/24	540,000	541,358
Delta Air Lines Inc., Senior Notes	3.750%	10/28/29	150,000	150,039
Delta Air Lines Pass-Through Certificates Trust	8.021%	8/10/22	39,428	43,150
US Airways Pass-Through Trust, Senior Secured Notes	5.900%	10/1/24	210,608	234,305
Total Airlines				1,035,686
Commercial Services & Supplies — 1.1%
California Institute of Technology, Senior Notes	3.650%	9/1/2119	110,000	107,111
Republic Services Inc., Senior Notes	5.250%	11/15/21	330,000	350,166
United Rentals North America Inc., Secured Notes	3.875%	11/15/27	260,000	265,928
Waste Connections Inc., Senior Notes	4.250%	12/1/28	480,000	535,728
Waste Management Inc., Senior Notes	3.200%	6/15/26	20,000	20,970
Waste Management Inc., Senior Notes	4.000%	7/15/39	350,000	392,898
Total Commercial Services & Supplies				1,672,801
Construction & Engineering — 0.7%
Vinci SA, Senior Notes	3.750%	4/10/29	890,000	972,237	(b)

See Notes to Financial Statements.

18	Western Asset Investment Grade Income Fund Inc. 2019 Annual Report

Western Asset Investment Grade Income Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Industrial Conglomerates — 0.8%
General Electric Co., Senior Notes	6.750%	3/15/32	$200,000	$257,135
General Electric Co., Senior Notes	6.875%	1/10/39	716,000	958,487
Total Industrial Conglomerates				1,215,622
Machinery — 0.2%
Caterpillar Inc., Senior Notes	4.750%	5/15/64	220,000	278,130
Road & Rail — 0.2%
Union Pacific Corp., Senior Notes	4.375%	11/15/65	320,000	352,845
Transportation Infrastructure — 0.3%
SMBC Aviation Capital Finance DAC, Senior Notes	4.125%	7/15/23	350,000	368,516	(b)
Total Industrials				10,478,114
Information Technology — 2.2%
Communications Equipment — 0.4%
Harris Corp., Senior Notes	4.854%	4/27/35	260,000	307,396
Harris Corp., Senior Notes	5.054%	4/27/45	210,000	259,447
Total Communications Equipment				566,843
IT Services — 0.2%
International Business Machines Corp., Senior Notes	3.500%	5/15/29	110,000	118,454
S&P Global Inc., Senior Notes	2.500%	12/1/29	150,000	150,308
S&P Global Inc., Senior Notes	3.250%	12/1/49	70,000	71,844
Total IT Services				340,606
Semiconductors & Semiconductor Equipment — 0.3%
Intel Corp., Senior Notes	4.900%	7/29/45	130,000	167,008
Texas Instruments Inc., Senior Notes	3.875%	3/15/39	270,000	305,788
Total Semiconductors & Semiconductor Equipment				472,796
Software — 0.8%
Microsoft Corp., Senior Notes	4.250%	2/6/47	970,000	1,191,868
Technology Hardware, Storage & Peripherals — 0.5%
Apple Inc., Senior Notes	3.850%	8/4/46	340,000	384,041
HP Inc., Senior Notes	4.650%	12/9/21	310,000	324,175
Total Technology Hardware, Storage & Peripherals				708,216
Total Information Technology				3,280,329
Materials — 6.2%
Chemicals — 0.7%
Dow Chemical Co., Senior Notes	7.375%	11/1/29	800,000	1,061,866
Metals & Mining — 5.3%
Alcoa Nederland Holding BV, Senior Notes	6.750%	9/30/24	250,000	263,645	(b)
Alcoa Nederland Holding BV, Senior Notes	6.125%	5/15/28	800,000	867,480	(b)

See Notes to Financial Statements.

Western Asset Investment Grade Income Fund Inc. 2019 Annual Report	19

Schedule of investments (cont’d)

December 31, 2019

Western Asset Investment Grade Income Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Metals & Mining — continued
Anglo American Capital PLC, Senior Notes	4.000%	9/11/27	$500,000	$524,424	(b)
ArcelorMittal SA, Senior Notes	6.125%	6/1/25	50,000	57,490
ArcelorMittal SA, Senior Notes	4.550%	3/11/26	470,000	499,501
Barrick North America Finance LLC, Senior Notes	5.700%	5/30/41	50,000	61,778
Barrick PD Australia Finance Pty Ltd., Senior Notes	5.950%	10/15/39	180,000	228,726
BHP Billiton Finance USA Ltd., Senior Notes (6.750% to 10/19/25 then USD 5 year ICE Swap Rate + 5.093%)	6.750%	10/19/75	470,000	552,574	(a)(b)
First Quantum Minerals Ltd., Senior Notes	7.000%	2/15/21	72,000	72,315	(b)
First Quantum Minerals Ltd., Senior Notes	7.500%	4/1/25	200,000	204,917	(b)
Freeport-McMoRan Inc., Senior Notes	3.550%	3/1/22	60,000	60,857
Glencore Finance Canada Ltd., Senior Notes	6.900%	11/15/37	430,000	523,575	(b)
Glencore Finance Canada Ltd., Senior Notes	5.550%	10/25/42	150,000	159,333	(b)
Glencore Funding LLC, Senior Notes	4.125%	3/12/24	530,000	555,466	(b)
Glencore Funding LLC, Senior Notes	4.000%	3/27/27	360,000	374,503	(b)
Glencore Funding LLC, Senior Notes	3.875%	10/27/27	170,000	177,024	(b)
Hudbay Minerals Inc., Senior Notes	7.250%	1/15/23	30,000	31,194	(b)
Southern Copper Corp., Senior Notes	5.375%	4/16/20	150,000	151,308
Southern Copper Corp., Senior Notes	5.250%	11/8/42	470,000	542,582
Vale Overseas Ltd., Senior Notes	6.875%	11/21/36	1,148,000	1,496,343
Yamana Gold Inc., Senior Notes	4.625%	12/15/27	350,000	366,487
Total Metals & Mining				7,771,522
Paper & Forest Products — 0.2%
Georgia-Pacific LLC, Senior Notes	7.375%	12/1/25	250,000	316,620
Total Materials				9,150,008
Real Estate — 0.8%
Equity Real Estate Investment Trusts (REITs) — 0.6%
MPT Operating Partnership LP/MPT Finance Corp., Senior Notes	5.000%	10/15/27	250,000	265,631
MPT Operating Partnership LP/MPT Finance Corp., Senior Notes	4.625%	8/1/29	170,000	175,419
Welltower Inc., Senior Notes	4.125%	3/15/29	320,000	349,108
Total Equity Real Estate Investment Trusts (REITs)				790,158
Real Estate Management & Development — 0.2%
Security Capital Group Inc., Senior Notes	7.700%	6/15/28	280,000	341,892
Total Real Estate				1,132,050

See Notes to Financial Statements.

20	Western Asset Investment Grade Income Fund Inc. 2019 Annual Report

Western Asset Investment Grade Income Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Utilities — 2.3%
Electric Utilities — 2.2%
CenterPoint Energy Houston Electric LLC, Senior Secured Bonds	4.500%	4/1/44	$210,000	$251,388
FirstEnergy Corp., Senior Notes	3.900%	7/15/27	310,000	331,873
FirstEnergy Corp., Senior Notes	7.375%	11/15/31	830,000	1,172,855
Jersey Central Power & Light Co., Senior Notes	4.300%	1/15/26	100,000	108,975	(b)
MidAmerican Energy Co.	3.650%	4/15/29	150,000	164,168
Oncor Electric Delivery Co. LLC, Senior Secured Notes	3.100%	9/15/49	150,000	147,039
Southern California Edison Co., First Mortgage Bonds	4.125%	3/1/48	310,000	331,766
Virginia Electric & Power Co., Senior Notes	8.875%	11/15/38	390,000	659,453
Total Electric Utilities				3,167,517
Independent Power and Renewable Electricity Producers — 0.1%
NRG Energy Inc., Senior Secured Notes	3.750%	6/15/24	200,000	206,976	(b)
Total Utilities				3,374,493
Total Corporate Bonds & Notes (Cost — $118,406,470)				135,287,377
Sovereign Bonds — 4.6%
Argentina — 0.8%
Argentine Republic Government International Bond, Senior Notes	7.500%	4/22/26	370,000	193,454
Argentine Republic Government International Bond, Senior Notes	6.875%	1/26/27	120,000	60,042
Argentine Republic Government International Bond, Senior Notes	5.875%	1/11/28	390,000	184,410
Argentine Republic Government International Bond, Senior Notes	7.625%	4/22/46	150,000	75,890
Argentine Republic Government International Bond, Senior Notes	6.875%	1/11/48	150,000	72,328
Provincia de Buenos Aires, Senior Notes	9.125%	3/16/24	1,220,000	542,900	(b)
Total Argentina				1,129,024
Canada — 0.7%
Province of Quebec Canada, Senior Notes	7.970%	7/22/36	650,000	1,046,979
Colombia — 0.7%
Colombia Government International Bond, Senior Notes	4.500%	3/15/29	870,000	967,307

See Notes to Financial Statements.

Western Asset Investment Grade Income Fund Inc. 2019 Annual Report	21

Schedule of investments (cont’d)

December 31, 2019

Western Asset Investment Grade Income Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Ecuador — 0.5%
Ecuador Government International Bond, Senior Notes	10.750%	3/28/22	$410,000	$418,328	(b)
Ecuador Government International Bond, Senior Notes	10.750%	1/31/29	310,000	303,133	(b)
Total Ecuador				721,461
Ghana — 0.2%
Ghana Government International Bond, Senior Notes	8.950%	3/26/51	310,000	318,037	(b)
Indonesia — 0.2%
Indonesia Government International Bond, Senior Notes	4.350%	1/11/48	240,000	264,716
Kenya — 0.3%
Kenya Government International Bond, Senior Notes	8.000%	5/22/32	460,000	502,395	(b)
Mexico — 0.3%
Mexico Government International Bond, Senior Notes	4.350%	1/15/47	360,000	381,037
Qatar — 0.5%
Qatar Government International Bond, Senior Notes	3.375%	3/14/24	410,000	429,690	(b)
Qatar Government International Bond, Senior Notes	4.817%	3/14/49	270,000	334,921	(b)
Total Qatar				764,611
United Arab Emirates — 0.3%
Abu Dhabi Government International Bond, Senior Notes	4.125%	10/11/47	440,000	512,846	(b)
Uruguay — 0.1%
Uruguay Government International Bond, Senior Notes	4.975%	4/20/55	70,000	82,721
Total Sovereign Bonds (Cost — $7,301,782)				6,691,134
Municipal Bonds — 1.3%
Alabama — 0.2%
Alabama State Economic Settlement Authority, BP Settlement Revenue, Series B	3.163%	9/15/25	240,000	245,654

See Notes to Financial Statements.

22	Western Asset Investment Grade Income Fund Inc. 2019 Annual Report

Western Asset Investment Grade Income Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
California — 0.8%
Los Angeles County, CA Public Works Financing Authority Revenue, Multiple Capital Projects I, Series 2010 B, Taxable Build America Bonds	7.618%	8/1/40	$650,000	$1,008,417
University of California Revenue, Taxable, General Series AG	4.062%	5/15/33	150,000	157,983
Total California				1,166,400
Florida — 0.1%
Sumter Landing, FL, Community Development District Recreational Revenue, Taxable Community Development District	4.172%	10/1/47	170,000	188,435
Illinois — 0.2%
Illinois State, GO, Taxable, Build America Bonds, Series 2010-3	6.725%	4/1/35	310,000	364,095
Total Municipal Bonds (Cost — $1,825,244)				1,964,584
U.S. Government & Agency Obligations — 0.7%
U.S. Government Obligations — 0.7%
U.S. Treasury Bonds	2.250%	8/15/49	160,000	155,703
U.S. Treasury Notes	1.500%	11/30/21	890,000	888,940
Total U.S. Government & Agency Obligations (Cost — $1,047,591)				1,044,643

			Shares
Preferred Stocks — 0.1%
Financials — 0.1%
Insurance — 0.1%
Delphi Financial Group Inc. (3 mo. USD LIBOR + 3.190%) (Cost — $143,068)	5.100%		5,725	128,669	(a)
Total Investments before Short-Term Investments (Cost — $128,724,155)				145,116,407
Short-Term Investments — 0.0%
Western Asset Premier Institutional Government Reserves, Premium Shares (Cost — $28,103)	1.496%		28,103	28,103	(e)
Total Investments — 98.7% (Cost — $128,752,258)				145,144,510
Other Assets in Excess of Liabilities — 1.3%				1,974,925
Total Net Assets — 100.0%				$147,119,435

See Notes to Financial Statements.

Western Asset Investment Grade Income Fund Inc. 2019 Annual Report	23

Schedule of investments (cont’d)

December 31, 2019

Western Asset Investment Grade Income Fund Inc.

(a)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(c)	Security has no maturity date. The date shown represents the next call date.

(d)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional securities.

(e)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control. At December 31, 2019, the total market value of investments in Affiliated Companies was $28,103 and the cost was $28,103 (Note 7).

Abbreviations used in this schedule:

GO	— General Obligation

GTD	— Guaranteed

ICE	— Intercontinental Exchange

LIBOR	— London Interbank Offered Rate

PIK	— Payment-In-Kind

SOFR	— Secured Overnight Financing Rate

USD	— United States Dollar

At December 31, 2019, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
U.S. Treasury 2-Year Notes	64	3/20	$13,810,618	$13,792,000	$(18,618)
U.S. Treasury 5-Year Notes	33	3/20	3,928,600	3,914,110	(14,490)
U.S. Treasury Ultra Long-Term Bonds	31	3/20	5,815,088	5,631,344	(183,744)
					(216,852)
Contracts to Sell:
U.S. Treasury 10-Year Notes	48	3/20	6,218,836	6,164,250	54,586
U.S. Treasury Long-Term Bonds	106	3/20	16,898,438	16,526,062	372,376
					426,962
Net unrealized appreciation on open futures contracts					$210,110

See Notes to Financial Statements.

24	Western Asset Investment Grade Income Fund Inc. 2019 Annual Report

Statement of assets and liabilities

December 31, 2019

Assets:
Investments in unaffiliated securities, at value (Cost — $128,724,155)	$145,116,407
Investments in affiliated securities, at value (Cost — $28,103)	28,103
Interest receivable	1,796,277
Deposits with brokers for open futures contracts	236,295
Receivable from broker — variation margin on open futures contracts	8,070
Other assets	13,944
Other receivables	32,678
Prepaid expenses	14,001
Total Assets	147,245,775

Liabilities:
Investment management fee payable	63,009
Directors’ fees payable	56
Accrued expenses	63,275
Total Liabilities	126,340
Total Net Assets	$147,119,435

Net Assets:
Par value ($0.01 par value; 9,501,189 shares issued and outstanding; 20,000,000 shares authorized)	$95,012
Paid-in capital in excess of par value	131,890,316
Total distributable earnings (loss)	15,134,107
Total Net Assets	$147,119,435

Shares Outstanding	9,501,189

Net Asset Value	$15.48

See Notes to Financial Statements.

Western Asset Investment Grade Income Fund Inc. 2019 Annual Report	25

Statement of operations

For the Year Ended December 31, 2019

Investment Income:
Interest from unaffiliated investments	$7,002,380
Interest from affiliated investments	13,836
Dividends	9,118
Total Investment Income	7,025,334

Expenses:
Investment management fee (Note 2)	747,748
Legal fees	171,535
Fund accounting fees	65,705
Franchise taxes	59,304
Audit and tax fees	48,070
Transfer agent fees	37,900
Directors’ fees	22,029
Shareholder reports	17,232
Stock exchange listing fees	12,501
Custody fees	9,421
Miscellaneous expenses	12,307
Total Expenses	1,203,752
Less: Fee waivers and/or expense reimbursements (Note 2)	(24,096)
Net Expenses	1,179,656
Net Investment Income	5,845,678

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions in unaffiliated securities	1,702,453
Futures contracts	(1,781,561)
Net Realized Loss	(79,108)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments in unaffiliated securities	14,082,837
Futures contracts	761,498
Change in Net Unrealized Appreciation (Depreciation)	14,844,335
Net Gain on Investments and Futures Contracts	14,765,227
Increase in Net Assets From Operations	$20,610,905

See Notes to Financial Statements.

26	Western Asset Investment Grade Income Fund Inc. 2019 Annual Report

Statements of changes in net assets

For the Years Ended December 31,	2019	2018

Operations:
Net investment income	$5,845,678	$6,202,375
Net realized gain (loss)	(79,108)	1,267,530
Change in net unrealized appreciation (depreciation)	14,844,335	(14,127,809)
Increase (Decrease) in Net Assets From Operations	20,610,905	(6,657,904)

Distributions to Shareholders From (Note 1):
Total distributable earnings	(6,525,410)	(6,543,202)
Decrease in Net Assets From Distributions to Shareholders	(6,525,410)	(6,543,202)

Fund Share Transactions:
Reinvestment of distributions (18,288 and 0 shares issued, respectively)	274,028	—
Increase in Net Assets From Fund Share Transactions	274,028	—
Increase (Decrease) in Net Assets	14,359,523	(13,201,106)

Net Assets:
Beginning of year	132,759,912	145,961,018
End of year	$147,119,435	$132,759,912

See Notes to Financial Statements.

Western Asset Investment Grade Income Fund Inc. 2019 Annual Report	27

Financial highlights

For a share of capital stock outstanding throughout each year ended December 31:
	2019[1]	2018[1]	2017[1]	2016[1]	2015[1]

Net asset value, beginning of year	$14.00	$15.39	$14.61	$13.84	$14.84

Income (loss) from operations:
Net investment income	0.62	0.65	0.68	0.70	0.70
Net realized and unrealized gain (loss)	1.55	(1.35)	0.79	0.76	(1.01)
Total income (loss) from operations	2.17	(0.70)	1.47	1.46	(0.31)

Less distributions from:
Net investment income	(0.69)	(0.69)	(0.69)	(0.69)	(0.69)
Total distributions	(0.69)	(0.69)	(0.69)	(0.69)	(0.69)

Net asset value, end of year	$15.48	$14.00	$15.39	$14.61	$13.84

Market price, end of year	$15.52	$13.20	$15.76	$14.31	$13.02
Total return, based on NAV[2,3]	15.77%	(4.62)%	10.27%	10.76%	(2.21)%
Total return, based on Market Price[4]	23.05%	(11.96)%	15.31%	15.44%	1.88%

Net assets, end of year (millions)	$147	$133	$146	$138	$131

Ratios to average net assets:
Gross expenses	0.85%	0.82%	0.76%	0.77%	0.76%
Net expenses[5,6]	0.83	0.80	0.74	0.75	0.74
Net investment income	4.12	4.47	4.53	4.87	4.82

Portfolio turnover rate	66%	52%	50%	50%	42%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results.

[4]	The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

The investment adviser has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

See Notes to Financial Statements.

28	Western Asset Investment Grade Income Fund Inc. 2019 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Investment Grade Income Fund Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end diversified investment company. The Fund seeks a high level of current income, consistent with prudent investment risk. Capital appreciation is a secondary investment objective.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations,

Western Asset Investment Grade Income Fund Inc. 2019 Annual Report	29

Notes to financial statements (cont’d)

evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

30	Western Asset Investment Grade Income Fund Inc. 2019 Annual Report

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Corporate bonds & notes	—	$135,287,377	—	$135,287,377
Sovereign bonds	—	6,691,134	—	6,691,134
Municipal bonds	—	1,964,584	—	1,964,584
U.S. government & agency obligations	—	1,044,643	—	1,044,643
Preferred stocks	—	128,669	—	128,669
Total long-term investments	—	145,116,407	—	145,116,407
Short-term investments†	$28,103	—	—	28,103
Total investments	$28,103	$145,116,407	—	$145,144,510
Other financial instruments:
Futures contracts	$426,962	—	—	$426,962
Total	$455,065	$145,116,407	—	$145,571,472

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Futures contracts	$216,852	—	—	$216,852

†	See Schedule of Investments for additional detailed categorizations.

(b) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or securities with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Western Asset Investment Grade Income Fund Inc. 2019 Annual Report	31

Notes to financial statements (cont’d)

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(d) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(e) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions.

Market events and changes in overall economic conditions may impact the assessment of

32	Western Asset Investment Grade Income Fund Inc. 2019 Annual Report

such counterparty risk by the investment adviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of December 31, 2019, the Fund did not have any open OTC derivative transactions with credit related contingent features in a net liability position.

(f) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend

Western Asset Investment Grade Income Fund Inc. 2019 Annual Report	33

Notes to financial statements (cont’d)

date for dividends received in cash and/or securities. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(g) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(h) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(i) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2019, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(j) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the Fund had no reclassifications.

2. Investment management agreement and other transactions with affiliates

The Fund has entered into an Investment Advisory Agreement with Western Asset Management Company, LLC (“Adviser”), which is a wholly owned subsidiary of Legg Mason, Inc., (“Legg Mason”) pursuant to which the Adviser provides investment advice and administrative services to the Fund. In return for its services, the Fund pays the Adviser a monthly fee at an annual rate of 0.70% of the average monthly net assets of the Fund up to $60,000,000 and 0.40% of such net assets in excess of $60,000,000. If expenses (including the Adviser’s fee but excluding interest, taxes, brokerage fees, the expenses of any offering by the Fund of its securities, and extraordinary expenses beyond the control of the Fund) borne by the Fund in any fiscal year exceed 1.5% of average net assets up to $30,000,000 and 1% of

34	Western Asset Investment Grade Income Fund Inc. 2019 Annual Report

average net assets over $30,000,000, the Adviser has contractually agreed to reimburse the Fund for any excess.

In addition, the Investment adviser has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund (the “affiliated money market fund waiver”). The affiliated money market fund waiver is not subject to the recapture provision.

During the year ended December 31, 2019, fees waived and/ or expenses reimbursed amounted to $24,096, which included an affiliated money market fund waiver of $96.

Western Asset Management Company Limited (“Western London”) provides the Fund with investment research, advice, management and supervision and a continuous investment program for the Fund’s portfolio of non-dollar securities consistent with the Fund’s investment objectives and policies. As compensation, the Adviser pays Western London a fee based on the pro rata assets of the Fund managed by Western London during the month.

Under the terms of an administrative services agreement among the Fund, the Adviser, and Legg Mason Partners Fund Advisor, LLC (“LMPFA”), the Adviser (not the Fund) pays LMPFA a monthly fee of $3,000 (an annual rate of $36,000). LMPFA and Western London are wholly-owned subsidiaries of Legg Mason, Inc.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the year ended December 31, 2019, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$68,164,516	$23,645,503
Sales	63,749,428	29,239,913

At December 31, 2019, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Securities	$128,846,594	$17,723,307	$(1,425,391)	$16,297,916
Futures contracts	—	426,962	(216,852)	210,110

Western Asset Investment Grade Income Fund Inc. 2019 Annual Report	35

Notes to financial statements (cont’d)

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at December 31, 2019.

ASSET DERIVATIVES[1]
Interest Rate Risk
Futures contracts[2]	$426,962

LIABILITY DERIVATIVES[1]
Interest Rate Risk
Futures contracts[2]	$216,852

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended December 31, 2019. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Interest Rate Risk
Futures contracts	$(1,781,561)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Interest Rate Risk
Futures contracts	$761,498

During the year ended December 31, 2019, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to buy)	$23,709,352
Futures contracts (to sell)	27,652,614

36	Western Asset Investment Grade Income Fund Inc. 2019 Annual Report

5. Distributions subsequent to December 31, 2019

The following distributions have been declared by the Fund’s Board of Directors and are payable subsequent to the period end of this report:

Record Date	Payable Date	Amount
1/24/2020	2/3/2020	$0.0550
2/21/2020	3/2/2020	$0.0550
3/24/2020	4/1/2020	$0.0525
4/23/2020	5/1/2020	$0.0525
5/21/2020	6/1/2020	$0.0525

6. Stock repurchase program

On November 20, 2015, the Fund announced that the Fund’s Board of Directors (the “Board”) had authorized the Fund to repurchase in the open market up to approximately 10% of the Fund’s outstanding common stock when the Fund’s shares are trading at a discount to net asset value. The Board has directed management of the Fund to repurchase shares of common stock at such times and in such amounts as management reasonably believes may enhance stockholder value. The Fund is under no obligation to purchase shares at any specific discount levels or in any specific amounts. During the year ended December 31, 2019, the Fund did not repurchase any shares.

7. Transactions with affiliated companies

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The Fund invested in Western Asset Premier Institutional Government Reserves, Premium Shares, an affiliated registered money market fund and Western Asset Government Cash Management Portfolio, LLC (“Cash Management Portfolio”), an affiliated private money market fund, both managed by Western Asset, the Fund’s investment adviser. Cash Management Portfolio was available as a cash management vehicle for certain proprietary investment companies affiliated with Legg Mason. While Cash Management Portfolio was not a registered money market fund, it conducted all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Based on the Fund’s relative ownership, the following companies were considered affiliated companies for all or some

Western Asset Investment Grade Income Fund Inc. 2019 Annual Report	37

Notes to financial statements (cont’d)

portion of the year ended December 31, 2019. The following transactions were effected in shares of such companies for the year ended December 31, 2019.

	Affiliate Value at December 31, 2018	Purchased		Sold
		Cost	Shares	Cost	Shares
Western Asset Government Cash Management Portfolio, LLC	$268	$28,512,090	28,512,090	$28,512,358	28,512,358
Western Asset Premier Institutional Government Reserves, Premium Shares	—	3,695,816	3,695,816	3,667,713	3,667,713
	$268	$32,207,906		$32,180,071

(cont’d)	Realized Gain (Loss)	Interest Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at December 31, 2019
Western Asset Government Cash Management Portfolio, LLC	—	$12,562	—	—
Western Asset Premier Institutional Government Reserves, Premium Shares	—	1,274	—	$28,103
	—	$13,836	—	$28,103

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended December 31, was as follows:

	2019	2018
Distributions paid from:
Ordinary income	$6,525,410	$6,543,202

As of December 31, 2019, the components of distributable earnings (loss) on a tax basis were as follows:

Undistributed tax-exempt income — net	$192,910
Deferred capital losses*	(1,337,820)
Other book/tax temporary differences(a)	(229,009)
Unrealized appreciation (depreciation)(b)	16,508,026
Total distributable earnings (loss) — net	$15,134,107

38	Western Asset Investment Grade Income Fund Inc. 2019 Annual Report

*

These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain futures contracts and book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and other book/tax basis adjustments.

9. Recent accounting pronouncement

The Fund has adopted the disclosure provisions of the Financial Accounting Standards Board Accounting Standards Update No. 2018-13, Fair Value Measurement (Topic 820) — Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13. The impact of the Fund’s adoption was limited to changes in the Fund’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

10. Subsequent event

On February 18, 2020, Franklin Resources, Inc. (“Franklin Resources”) and Legg Mason, Inc. (“Legg Mason”) announced that they have entered into a definitive agreement for Franklin Resources to acquire Legg Mason in an all-cash transaction. As part of this transaction, the Fund’s investment adviser (the “Manager”), currently an indirect wholly owned subsidiary of Legg Mason, would become an indirect wholly owned subsidiary of Franklin Resources. The transaction is subject to approval by Legg Mason’s shareholders and customary closing conditions, including receipt of applicable regulatory approvals. Subject to such approvals and the satisfaction of the other conditions, the transaction is expected to be consummated later this year.

Under the Investment Company Act of 1940, consummation of the transaction will result in the automatic termination of the Fund’s investment management contract with the Manager, and any related sub-advisory contract(s), where applicable. Therefore, the Fund’s Board is expected to be asked to approve a new investment management contract between the Fund and the Manager (and a new sub-advisory contract(s), if applicable). If approved by the Board, the new investment management contract (and the new sub-advisory contract(s), if applicable) is expected to be presented to the shareholders of the Fund for their approval.

Western Asset Investment Grade Income Fund Inc. 2019 Annual Report	39

Report of independent registered public accounting firm

To the Board of Directors and Shareholders of Western Asset Investment Grade

Income Fund Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset Investment Grade Income Fund Inc. (the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

February 24, 2020

We have served as the auditor of one or more investment companies in Legg Mason investment company group since at least 1973. We have not been able to determine the specific year we began serving as auditor.

40	Western Asset Investment Grade Income Fund Inc. 2019 Annual Report

Board approval of management and subadvisory agreements (unaudited)

The Executive and Contracts Committee of the Board of Directors considered the Investment Advisory Agreement (the “Advisory Agreement”) between the Fund and Western Asset Management Company, LLC (“Western Asset”) and the Investment Subadvisory Agreement (together with the Advisory Agreement, the “Agreements”) between Western Asset and Western Asset Management Company Limited (“Western London”) with respect to the Fund at meetings held on September 10, 2019 and October 29, 2019. At a meeting held on November 18, 2019, the Executive and Contracts Committee reported to the full Board of Directors its considerations and recommendation with respect to the Agreements, and the Board of Directors, including a majority of the Independent Directors, considered and approved renewal of the Agreements.

In arriving at their decision to approve the renewal of the Agreements, the Directors met with representatives of Western Asset and Western London (together, the “Advisers”), including relevant investment advisory personnel; reviewed a variety of information prepared by the Advisers and materials provided by Broadridge and counsel to the Independent Directors; and reviewed performance and expense information for a peer group of comparable funds selected and prepared by Broadridge and for certain other comparable products available from Western Asset, including separate accounts managed by Western Asset. These reviews were in addition to information obtained by the Directors at their regular quarterly meetings with respect to the Fund’s performance and other relevant matters, such as information on differences between the Fund’s share price and net asset value per share, and related discussions with the Advisers’ personnel.

As part of their review, the Directors examined the Advisers’ ability to provide high quality investment management services to the Fund. The Directors considered the investment philosophy and research and decision-making processes of the Advisers; the experience of their key advisory personnel responsible for management of the Fund; the ability of the Advisers to attract and retain capable research and advisory personnel; the capability and integrity of the Advisers’ senior management and staff; and the level of skill required to manage the Fund. In addition, the Directors reviewed the quality of the Advisers’ services with respect to regulatory compliance and compliance with the investment policies of the Fund and conditions that might affect the Advisers’ ability to provide high quality services to the Fund in the future under the Agreements, including the Advisers’ business reputation, financial condition and operational stability. Based on the foregoing, the Directors concluded that the Advisers’ investment process, research capabilities and philosophy were well-suited to the Fund given its investment objectives and policies, and that the Advisers would be able to meet any reasonably foreseeable obligations under the Agreements.

In reviewing the quality of the services provided to the Fund, the Directors also reviewed comparisons of the performance of the Fund to the performance of certain comparable

Western Asset Investment Grade Income Fund Inc.	41

Board approval of management and subadvisory agreements (unaudited) (cont’d)

funds in a peer group of funds that invest at least 65% of their assets in corporate and government debt issues rated in the top four grades. The Directors noted that the performance of the Fund exceeded its peer group’s average performance for each of the one-, three-, five-, and ten-year periods ended June 30, 2019.

The Directors also considered the management fee and total expenses payable by the Fund. They reviewed information concerning management fees paid to investment advisers of similarly-managed funds, as well as fees paid by the Advisers’ other clients, including separate accounts managed by the Advisers. The Directors observed that the management fee paid by the Fund to Western Asset was higher than the average of the management fees paid by funds in its peer group, and that Western Asset was responsible for payment of the management fee to Western London. The Directors also noted that the Fund’s total expenses were higher than the average of the funds in its peer group. They noted that the management fee paid by the Fund was lower than the management fee paid by the other client of the Advisers with a similar investment strategy. The Directors concluded that the management fee paid by the Fund relative to the fees paid by the Advisers’ other clients was reasonable.

The Directors further evaluated the benefits of the advisory relationship to the Advisers, including, among others, the profitability of the relationship to the Advisers; the direct and indirect benefits that the Advisers may receive from their respective relationships with the Fund, including any “fallout benefits,” such as reputational value derived from serving as investment adviser to the Fund; and the affiliation between the Advisers and Legg Mason Partners Funds Advisor, LLC, the Fund’s administrator. In that connection, the Directors concluded that the Advisers’ profitability was consistent with levels of profitability that had been determined by courts not to be excessive. The Directors noted that Western Asset does not have soft dollar arrangements.

Finally, the Directors considered, in light of the profitability information provided by the Advisers, the extent to which economies of scale would be realized by the Advisers as the assets of the Fund grow. The Directors concluded that, because the Fund is a closed-end fund and does not make a continuous offer of its securities, the Fund’s size was relatively fixed and it would be unlikely that the Advisers would realize economies of scale from the Fund’s growth.

In their deliberations with respect to these matters, the Independent Directors were advised by their independent counsel, who is independent, within the meaning of the Securities and Exchange Commission rules regarding the independence of counsel, of the Advisers. The Independent Directors weighed each of the foregoing matters in light of the advice given to them by their independent counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Directors, including the Independent Directors, did not identify any single matter as all-important or controlling, and the foregoing

42	Western Asset Investment Grade Income Fund Inc.

summary does not detail all the matters considered. The Directors judged the terms and conditions of the Agreements, including the investment advisory fees, in light of all of the surrounding circumstances.

Based upon their review, the Directors, including all of the Independent Directors, determined, in the exercise of their business judgment, that they were generally satisfied with the quality of investment advisory services being provided by the Advisers, but would continue to closely monitor the Advisers’ performance; that the fees to be paid to the Advisers under the Agreements were fair and reasonable given the scope and quality of the services rendered by the Advisers; and that approval of the Agreements was in the best interest of the Fund and its shareholders.

Western Asset Investment Grade Income Fund Inc.	43

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset Investment Grade Income Fund Inc. (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Directors and officers of the Fund is set forth below.

The Fund’s annual proxy statement includes additional information about Directors and is available, without charge, upon request by calling the Fund at 1-888-777-0102.

Independent Directors†

Robert Abeles, Jr.

Year of birth	1945
Position(s) with Fund	Director
Term of office and length of time served[1]	Since 2013
Principal occupation(s) during the past five years	Board Member, Great Public Schools Now (since 2018); Senior Vice President Emeritus (since 2016) and formerly, Senior Vice President, Finance and Chief Financial Officer (2009 to 2016) at University of Southern California; Board Member, Excellent Education Development (since 2012)
Number of funds in fund complex overseen by Director††	55
Other board memberships held by Director during the past five years	None

Jane F. Dasher†††

Year of birth	1949
Position(s) with Fund	Director
Term of office and length of time served[1]	Since 1999
Principal occupation(s) during the past five years	Chief Financial Officer, Long Light Capital, LLC, formerly known as Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Director††	55
Other board membership held by Director during the past five years	Director, Visual Kinematics, Inc. (since 2018)

Anita L. DeFrantz

Year of birth	1952
Position(s) with Fund	Director
Term of office and length of time served[1]	Since 1998
Principal occupation(s) during the past five years	President of Tubman Truth Corp. (since 2015); President Emeritus (since 2015) and formerly, President (1987 to 2015) and Director (1990 to 2015) of LA84 (formerly Amateur Athletic Foundation of Los Angeles); Member (since 1986), Member of the Executive Board (since 2013) and Vice President (since 2017) of the International Olympic Committee
Number of funds in fund complex overseen by Director††	55
Other board memberships held by Director during the past five years	None

44	Western Asset Investment Grade Income Fund Inc.

Independent Directors† (cont’d)

Susan B. Kerley†††
Year of birth	1951
Position(s) with Fund	Director
Term of office and length of time served[1]	Since 1992
Principal occupation(s) during the past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of funds in fund complex overseen by Director††	55
Other board memberships held by Director during the past five years	Director and Trustee (since 1990) and Chairman (since 2017 and 2005 to 2012) of various series of MainStay Family of Funds (66 funds); formerly Investment Company Institute (ICI) Board of Governors (2006 to 2014); ICI Executive Committee (2011 to 2014); Chairman of the Independent Directors Council (2012 to 2014)

Avedick B. Poladian

Year of birth	1951
Position(s) with Fund	Director
Term of office and length of time served[1]	Since 2007
Principal occupation(s) during the past five years	Director and Advisor (since 2017) and former Executive Vice President and Chief Operating Officer (2002 to 2016) of Lowe Enterprises, Inc. (privately held real estate and hospitality firm); formerly, Partner, Arthur Andersen, LLP (1974 to 2002)
Number of funds in fund complex overseen by Director††	55
Other board memberships held by Director during the past five years	Occidental Petroleum Fund (since 2008); California Resources Fund (since 2014); and Public Storage (since 2010)

William E. B. Siart

Year of birth	1946
Position(s) with Fund	Director and Chairman of the Board
Term of office and length of time served[1]	Since 1997
Principal occupation(s) during the past five years	Chairman of Great Public Schools Now (since 2015); Chairman of Excellent Education Development (since 2000); formerly, Trustee of The Getty Trust (since 2005 to 2017); Chairman of Walt Disney Concert Hall, Inc. (1998 to 2006)
Number of funds in fund complex overseen by Director††	55
Other board memberships held by Director during the past five years	Member of Board of United States Golf Association, Executive Committee Member (since 2018)

Western Asset Investment Grade Income Fund Inc.	45

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Independent Directors† (cont’d)

Jaynie Miller Studenmund
Year of birth	1954
Position(s) with Fund	Director
Term of office and length of time served[1]	Since 2004
Principal occupation(s) during the past five years	Corporate Board Member and Advisor (since 2004); formerly, Chief Operating Officer of Overture Services, Inc. (publicly traded internet company that created search engine marketing) (2001 to 2004); President and Chief Operating Officer, PayMyBills (internet innovator in bill presentment/payment space) (1999 to 2001); Executive vice president for consumer and business banking for three national financial institutions (1984 to 1997)
Number of funds in fund complex overseen by Director††	55
Other board memberships held by Director during the past five years	Director of Pacific Premier Bancorp Inc. and Pacific Premier Bank (since 2019); Director of EXL (operations management and analytics company) (since 2018); Director of CoreLogic, Inc. (information, analytics and business services company) (since 2012); formerly, Director of Pinnacle Entertainment, Inc. (gaming and hospitality company) (2012 to 2018); Director of LifeLock, Inc. (identity theft protection company) (2015 to 2017); Director of Orbitz Worldwide, Inc. (online travel company) (2007 to 2014)

Peter J. Taylor††††

Year of birth	1958
Position(s) with Fund	Director
Term of office and length of time served[1]	Since 2019
Principal occupation(s) during the past five years	President, ECMC Foundation (nonprofit organization) (since 2014); formerly, Executive Vice President and Chief Financial Officer for University of California system (2009 to 2014)
Number of funds in fund complex overseen by Director††	55
Other board memberships held by Director during the past five years	Director of Pacific Mutual Holding Company[2] (since 2016); Member of the Board of Trustees of California State University system (since 2015); Ralph M. Parson Foundation (since 2015), Kaiser Family Foundation (since 2012), and Edison International (since 2011)

Interested Director

Ronald L. Olson[3]
Year of birth	1941
Position(s) with Fund	Director
Term of office and length of time served[1]	Since 2005
Principal occupation(s) during the past five years	Partner of Munger, Tolles & Olson LLP (law partnership) (since 1968)
Number of funds in fund complex overseen by Director††	55
Other board memberships held by Director during the past five years	Berkshire Hathaway, Inc. (since 1997)

46	Western Asset Investment Grade Income Fund Inc.

Interested Director and Officer

Jane Trust, CFA[4]
Year of birth	1962
Position(s) with Fund	Director, President and Chief Executive Officer
Term of office and length of time served[1]	Since 2015
Principal occupation(s) during the past five years	Senior Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2018); Managing Director of Legg Mason & Co. (2016 to 2018); Officer and/or Trustee/Director of 145 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of funds in fund complex overseen by Director††	142
Other board memberships held by Director during the past five years	None

Additional Officers

Christopher Berarducci* Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1974
Position(s) with Fund	Treasurer and Principal Financial Officer
Term of office[1] and length of time served[5]	Since 2019
Principal occupation(s) during the past five years	Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain mutual funds associated with Legg Mason & Co. or its affiliates; Director of Legg Mason & Co. (since 2015); formerly, Vice President of Legg Mason & Co. (2011 to 2015); Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Ted P. Becker** Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Fund	Chief Compliance Officer
Term of office[1] and length of time served[5]	Since 2007
Principal occupation(s) during the past five years	Director of Global Compliance at Legg Mason, Inc. (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Western Asset Investment Grade Income Fund Inc.	47

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Additional Officers (cont’d)
Jenna Bailey Legg Mason 100 First Stamford Place, 5th Floor, Stamford, CT 06902
Year of birth	1978
Position(s) with Fund	Identity Theft Prevention Officer
Term of office[1] and length of time served[5]	Since 2015
Principal occupation(s) during the past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Fund	Secretary and Chief Legal Officer
Term of office[1] and length of time served[5]	Since 2007
Principal occupation(s) during the past five years	Vice President and Deputy General Counsel of Legg Mason, Inc. (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Fund	Assistant Secretary
Term of office[1] and length of time served[5]	Since 2007
Principal occupation(s) during the past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

48	Western Asset Investment Grade Income Fund Inc.

Additional Officers (cont’d)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Fund	Senior Vice President
Term of office[1] and length of time served[5]	Since 2007
Principal occupation(s) during the past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Directors who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

††

Effective January 1, 2020, the Board also oversees substantially all the mutual funds in the Legg Mason fund complex that are advised by Western Asset Management Company, LLC, which is reflected in the “Number of funds in fund complex overseen by Director”.

†††	Effective January 10, 2020, Ms. Dasher and Ms. Kerley became Directors.

††††	Effective March 1, 2019, Mr. Taylor became a Director.

*	Effective September 23, 2019, Mr. Berarducci became Treasurer and Principal Financial Officer.

**	Effective July 17, 2019, Mr. Becker became Chief Compliance Officer.

[1]

Each of the Directors of the Fund holds office until his or her successor shall have been duly elected and shall qualify, subject to prior death, resignation, retirement, disqualification or removal from office and applicable law and the rules of the New York Stock Exchange. Each officer holds office until his or her respective successor is chosen and qualified, or in each case until he or she sooner dies, resigns, is removed with or without cause or becomes disqualified.

[2]

Western Asset and its affiliates provide investment advisory services with respect to registered investment companies sponsored by an affiliate of Pacific Mutual Holding Company (“Pacific Holdings”). Affiliates of Pacific Holdings receive compensation from LMPFA or its affiliates for shareholder or distribution services provided with respect to registered investment companies for which Western Asset or its affiliates serve as investment adviser.

[3]	Mr. Olson is an “interested person” of the Fund, as defined in the 1940 Act, because his law firm has provided legal services to Western Asset.

[4]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

[5]	Indicates the earliest year in which the officer took such office. Each officer of the Fund is an “interested person” (as defined above) of the Fund.

Western Asset Investment Grade Income Fund Inc.	49

Annual chief executive officer and principal financial officer certifications (unaudited)

The Fund’s Chief Executive Officer (“CEO”) has submitted to the NYSE the required annual certification and the Fund also has included the Certifications of the Fund’s CEO and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

50	Western Asset Investment Grade Income Fund Inc.

Other shareholder communications regarding accounting

matters (unaudited)

The Fund’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Chief Compliance Officer (“CCO”). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the Fund’s Audit Committee Chair. Complaints may be submitted on an anonymous basis.

The CCO may be contacted at:

Legg Mason & Co., LLC

Compliance Department

620 Eighth Avenue, 49th Floor

New York, New York 10018

Complaints may also be submitted by telephone at 1-800-742-5274. Complaints submitted through this number will be received by the CCO.

Western Asset Investment Grade Income Fund Inc.	51

Dividend reinvestment plan (unaudited)

The Fund offers to all shareholders a Dividend Reinvestment Plan (“Plan”). For participants in the Plan, cash distributions (e.g., dividends and capital gains) of registered shareholders (those who own shares in their own name on the Fund’s records) are automatically invested in shares of the Fund. Interested shareholders may obtain more information or sign up for the Plan by contacting the agent. Shareholders who own shares in a brokerage, bank, or other financial institution account must contact the Company where their account is held in order to participate in the Plan.

If you elect to participate in the Plan you will automatically receive your dividend or net capital gains distribution in newly issued shares of the Fund if the market price of a share on the date of the distribution is at or above the net asset value (“NAV”) of a Fund share. The number of shares to be issued to you will be determined by dividing the amount of the cash distribution to which you are entitled (net of any applicable withholding taxes) by the greater of the NAV per share on such date or 95% of the market price of a share on such date. If the market price of a share on such distribution date is below the NAV the Agent will, as agent for the participants, buy shares of the Fund’s stock through a broker on the open market or in a negotiated transaction (subject to price and other terms to which the agent may agree). The price per share of shares purchased for each participant’s account with respect to a particular dividend or other distribution will be the average price (including brokerage commissions, transfer taxes and any other costs of purchase) of all shares purchased with respect to that dividend or other distribution. All shares of common stock acquired on your behalf through the Plan will be automatically credited to an account maintained on the books of the Agent. Full and fractional shares will be voted by the Agent in accordance with your instructions.

Additional information regarding the plan

The Fund will pay all costs applicable to the Plan, with the exceptions noted below. Brokerage commissions, transfer taxes and any other costs of purchase or sale by the Agent under the Plan will be charged to participants. The commission participants pay for selling shares under the Plan is calculated as $2.50 plus $0.15 per share. Beneficial shareholders should contact the company holding their account for further information concerning fees that may apply to selling shares under the Plan. In the event the Fund determines to no longer pay the costs applicable to the Plan, the Agent will terminate the Plan and may, but is not obligated to, offer a new plan under which it would impose a direct service charge on participants.

All shares acquired through the Plan receive voting rights and are eligible for any stock split, stock dividend, or other rights accruing to shareholders that the Board of Directors may declare. Distributions to Plan participants will be in the form of stock, unless the Agent is notified in writing 10 days prior to the record date fixed by the Board of Directors for the distribution that you wish to receive a cash payment. Beneficial shareholders should contact the company holding their account for further information regarding deadlines that might apply.

You may terminate participation in the Plan at any time by giving written notice to the Agent. Such termination will be effective prior to the record date next succeeding the receipt of such instructions or by a later date of termination specified in such instructions.

52	Western Asset Investment Grade Income Fund Inc.

Upon termination of the Plan, a participant may request a certificate for the full shares credited to his or her account or may request the sale of all or part of such shares. If the participant instructs the Agent to sell the shares credited to the participant’s account, the Agent may accumulate such shares and those of any other terminating participants for purposes of such sale. Brokerage charges, transfer taxes, and any other costs of sale will be allocated pro rata among the selling participants. Any such sale may be made on any securities exchange where such shares are traded, in the over-the counter market or in negotiated transactions, and may be subject to such terms of price, delivery, etc., as the Agent may agree to. Fractional shares credited to a terminating account will be paid for in cash at the current market price at the time of termination.

Dividends and other distributions invested in additional shares under the Plan are subject to income tax just as if they had been received in cash. After year end, dividends paid on the accumulated shares will be included in the Form 1099-DIV information return to the Internal Revenue Service and only one Form 1099-DIV will be sent to each participant each year.

Registered shareholders can make inquiries regarding the Plan, as well as sign up or terminate their participation in the Plan by contacting Computershare Inc., 462 South 4th Street, Suite 1600, Louisville, KY 40202, telephone number 1-888-888-0151. Beneficial Shareholders can make inquiries regarding the Plan as well as sign up or terminate their participation in the Plan by contacting the company where their account is held.

Western Asset Investment Grade Income Fund Inc.	53

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2019:

Record date:	01/18/19	02/15/19	Monthly
Payable date:	02/01/19	03/01/19	April 2019 through December 2019
Ordinary Income:
Qualified dividend income for individuals	2.70%	2.41%	1.97%
Dividends qualifying for the dividends received deduction for corporations	1.94%	1.71%	1.39%
Interest-related dividends*	55.00%	55.00%	51.00%

*

The following percentage of ordinary income distributions paid monthly by the Fund represent Interest-related dividends eligible for exemption from U.S. withholding tax for non resident aliens and foreign corporations.

54	Western Asset Investment Grade Income Fund Inc.

Western Asset

Investment Grade Income Fund Inc.

Directors

Robert Abeles, Jr

Jane F. Dasher*

Anita L. DeFrantz

Susan B. Kerley*

Ronald L. Olson

Avedick B. Poladian

William E.B. Siart

Chairman

Jaynie M. Studenmund

Peter J. Taylor**

Jane Trust

Officers

Jane Trust

President and Chief Executive Officer

Christopher Berarducci***

Treasurer and Principal Financial Officer

Ted P. Becker****

Chief Compliance Officer

Jenna Bailey

Identity Theft Prevention Officer

Robert I. Frenkel

Secretary and Chief Legal Officer

Thomas C. Mandia

Assistant Secretary

Jeanne M. Kelly

Senior Vice President

*	Effective January 10, 2020, Ms. Dasher and Ms. Kerley became Directors.
**	Effective March 1, 2019, Mr. Taylor became a Director.
***	Effective September 23, 2019, Mr. Berarducci became Treasurer and Principal Financial Officer.
****	Effective July 17, 2019, Mr. Becker became Chief Compliance Officer.

Western Asset Investment Grade Income Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Investment advisers

Western Asset Management Company, LLC

Western Asset Management Company Limited

Custodian

The Bank of New York Mellon

Independent registered public accounting firm

PricewaterhouseCoopers LLP

100 East Pratt Street

Baltimore, MD 21202

Legal counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

Transfer agent

Computershare Inc.

462 South 4th Street, Suite 1600

Louisville, KY 40202

New York Stock Exchange Symbol

PAI

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identity verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Funds at 1-888-777-0102.

Revised April 2018

NOT PART OF THE ANNUAL REPORT

Western Asset Investment Grade Income Fund Inc.

Western Asset Investment Grade Income Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its stock.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Investment Grade Income Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Computershare Inc.

462 South 4th Street, Suite 1600

Louisville, KY 40202

WASX013146 2/20 SR20-3824

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Robert Abeles, Jr. possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Abeles as the Audit Committee’s financial expert. Mr. Abeles is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees. The aggregate fees billed in the previous fiscal years ending December 31, 2018 and December 31, 2019 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $75,710 in December 31, 2018 and $41,112 in December 31, 2019.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in December 31, 2018 and $0 in December 31, 2019.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in December 31, 2018 and $0 in December 31, 2019. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

(d) All Other Fees. The aggregate fees for other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Western Asset Investment Grade Income Fund Inc. were $3,000 in December 31, 2018 and $0 in December 31, 2019.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Investment Grade Income Fund Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre—approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset Investment Grade Income Fund Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for December 31, 2018 and December 31, 2019; Tax Fees were 100% and 100% for December 31, 2018 and December 31, 2019; and Other Fees were 100% and 100% for December 31, 2018 and December 31, 2019.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Investment Grade Income Fund Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset Investment Grade Income Fund Inc. during the reporting period were $678,000 in December 31, 2018 and $938,841 in December 31, 2019.

(h) Yes. Western Asset Investment Grade Income Fund Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Western Asset Investment Grade Income Fund Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

Robert Abeles, Jr.

Jane F. Dasher*

Anita L. DeFrantz

Susan B. Kerley*

Avedick B. Poladian

William E.B. Siart

Jaynie Miller Studenmund

Peter J. Taylor**

*	Effective January 10, 2020, Ms. Dasher and Ms. Kerley became Directors and Audit Committee members.
**	Effective March 1, 2019, Mr. Taylor became a Director and Audit Committee member.

b) Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLOCIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Western Asset Management Company, LLC

Proxy Voting Policies and Procedures

BACKGROUND

An investment adviser is required to adopt and implement policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). The authority to vote the proxies of our clients is established through investment management agreements or comparable documents. In addition to SEC requirements governing advisers, long-standing fiduciary standards and responsibilities have been established for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.

POLICY

As a fixed income only manager, the occasion to vote proxies is very rare. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)- 6 under the Investment Advisers Act of 1940 (“Advisers Act”). In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset affiliated companies) regarding the voting of any securities owned by its clients.

PROCEDURE

Responsibility and Oversight

The Western Asset Legal and Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

1.	Proxies are reviewed to determine accounts impacted.

2.	Impacted accounts are checked to confirm Western Asset voting authority.

3.

Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

4.

If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

5.

Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into the account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

6.	Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering, and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a.	A copy of Western Asset’s policies and procedures.

b.	Copies of proxy statements received regarding client securities.

c.	A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d.	Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e.	A proxy log including:

1.	Issuer name;

2.	Exchange ticker symbol of the issuer’s shares to be voted;

3.	Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4.	A brief identification of the matter voted on;

5.	Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6.	Whether a vote was cast on the matter;

7.	A record of how the vote was cast; and

8.	Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Western Asset’s proxy policies are described in the firm’s Part 2A of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest.

Issues to be reviewed include, but are not limited to:

1.

Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.

Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3.	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I.	Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1.	Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board- approved proposals on other matters relating to the board of directors with the following exceptions:

a.

Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b.	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c.	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d.	Votes are cast on a case-by-case basis in contested elections of directors.

2.	Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b.	Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c.	Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d.

Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3.	Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a.	Western Asset votes for proposals relating to the authorization of additional common stock.

b.	Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c.	Western Asset votes for proposals authorizing share repurchase programs.

4.	Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5.	Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a.	Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b.	Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6.	Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a.	Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b.	Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II.	Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

a.	Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

b.	Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

c.	Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III.	Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1.

Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2.

Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV.	Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1.	Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2.	Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3.

Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4.

Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

RETIREMENT ACCOUNTS

For accounts subject to ERISA, as well as other Retirement Accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor (“DOL”) has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager.

In order to comply with the DOL’s position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.

Western Asset Management Company Limited

Proxy Voting and Corporate Actions Policy

NOTE: Below policy relating to Proxy Voting and Corporate Actions is a global policy for all Western Asset affiliates. As compliance with the Policy is monitored by Western Asset Pasadena affiliate, the Policy has been adopted from US Compliance Manual and therefore all defined terms are those defined in the US Compliance Manual rather than UK Compliance Manual.

As a fixed income only manager, the occasion to vote proxies is very rare. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset affiliated companies) regarding the voting of any securities owned by its clients.

RESPONSIBILITY AND OVERSIGHT

The Western Asset Legal and Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

CLIENT AUTHORITY

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.

PROXY GATHERING

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

PROXY VOTING

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

•	Proxies are reviewed to determine accounts impacted.

•	Impacted accounts are checked to confirm Western Asset voting authority.

•

Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

•

If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

•

Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

•	Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

TIMING

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

RECORDKEEPING

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

•	A copy of Western Asset’s policies and procedures.

•	Copies of proxy statements received regarding client securities.

•	A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

•	Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

•	A proxy log including:

•	Issuer name;

•	Exchange ticker symbol of the issuer’s shares to be voted;

•	Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

•	A brief identification of the matter voted on;

•	Whether the matter was proposed by the issuer or by a shareholder of the issuer;

•	Whether a vote was cast on the matter;

•	A record of how the vote was cast; and

•	Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

DISCLOSURE

Western Asset’s proxy policies are described in the firm’s Part 2A of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

CONFLICT OF INTEREST

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

•

Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

•

Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

•	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

VOTING GUIDELINES

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

BOARD APPROVAL PROPOSALS

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

Matters relating to the Board of Directors – Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

•

Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

•	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

•	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

•	Votes are cast on a case-by-case basis in contested elections of directors.

Matters relating to Executive Compensation – Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by- case basis on board-approved proposals relating to executive compensation, except as follows:

•	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

•	Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

•	Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

•

Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

Matters relating to Capitalization – The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board- approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

•	Western Asset votes for proposals relating to the authorization of additional common stock;

•	Western Asset votes for proposals to effect stock splits (excluding reverse stock splits);

•	Western Asset votes for proposals authorizing share repurchase programs;

•	Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions;

•	Western Asset votes these issues on a case-by-case basis on board-approved transactions;

Matters relating to Anti-Takeover Measures – Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

•	Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans;

•	Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

Other Business Matters – Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

•	Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws;

•	Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

SHAREHOLDER PROPOSALS

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

•	Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans;

•	Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals;

•	Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

VOTING SHARES OF INVESTMENT COMPANIES

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

•

Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios;

•

Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

VOTING SHARES OF FOREIGN ISSUERS

In the event Western Asset is required to vote on securities held in non-U.S. issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

•	Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management;

•	Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees;

•

Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated;

•

Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

RETIREMENT ACCOUNTS

For accounts subject to ERISA, as well as other Retirement Accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor (“DOL”) has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary.

Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager.

In order to comply with the DOL’s position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.

CORPORATE ACTIONS

Western Asset must pay strict attention to any corporate actions that are taken with respect to issuers whose securities are held in client accounts. For example, Western Asset must review any tender offers, rights offerings, etc., made in connection with securities owned by clients. Western Asset must also act in a timely manner and in the best interest of each client with respect to any such corporate actions.

Western Asset Management Company Ltd (“WAMJ”) Proxy Voting Policies and Procedures

POLICY

As a fixed income only manager, the occasion to vote proxies for WAMJ is very rare. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, WAMJ will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset affiliated companies) regarding the voting of any securities owned by its clients.

PROCEDURE

Responsibility and Oversight

The WAMJ Legal and Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Operations (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority, WAMJ will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if WAMJ becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If WAMJ personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

a.	Proxies are reviewed to determine accounts impacted.

b.	Impacted accounts are checked to confirm WAMJ voting authority.

c.

Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d.

If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and WAMJ obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle), WAMJ seeks voting instructions from an independent third party.

e.

Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, WAMJ may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

f.	Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

WAMJ personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

WAMJ maintains records of proxies. These records include:

a.	A copy of WAMJ’s policies and procedures.

b.	Copies of proxy statements received regarding client securities.

c.	A copy of any document created by WAMJ that was material to making a decision how to vote proxies.

d.	Each written client request for proxy voting records and WAMJ’s written response to both verbal and written client requests.

e.	A proxy log including:

1.	Issuer name;

2.	Exchange ticker symbol of the issuer’s shares to be voted;

3.	Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4.	A brief identification of the matter voted on;

5.	Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6.	Whether a vote was cast on the matter;

7.	A record of how the vote was cast; and

8.	Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in WAMJ’s offices.

Disclosure

WAMJ’s proxy policies are described in the firm’s Part 2A of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1.

Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.

Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3.	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

WAMJ’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

1b.	Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, WAMJ generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1.	Matters relating to the Board of Directors

WAMJ votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a.

Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b.	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c.	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d.	Votes are cast on a case-by-case basis in contested elections of directors.

2.	Matters relating to Executive Compensation

WAMJ generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a.	Except where the firm is otherwise withholding votes for the entire board of directors, WAMJ votes for stock option plans that will result in a minimal annual dilution.

b.	WAMJ votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c.	WAMJ votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d.

Except where the firm is otherwise withholding votes for the entire board of directors, WAMJ votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3.	Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, WAMJ votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where WAMJ is otherwise withholding votes for the entire board of directors.

a.	WAMJ votes for proposals relating to the authorization of additional common stock.

b.	WAMJ votes for proposals to effect stock splits (excluding reverse stock splits).

c.	WAMJ votes for proposals authorizing share repurchase programs.

4.	Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions WAMJ votes these issues on a case-by-case basis on board-approved transactions.

5.	Matters relating to Anti-Takeover Measures

WAMJ votes against board-approved proposals to adopt anti-takeover measures except as follows:

a.	WAMJ votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b.	WAMJ votes on a case-by-case basis on proposals to adopt fair price provisions.

6.	Other Business Matters

WAMJ votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a.	WAMJ votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b.	WAMJ votes against authorization to transact other unidentified, substantive business at the meeting.

2b.	Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. WAMJ votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

a.	WAMJ votes for shareholder proposals to require shareholder approval of shareholder rights plans.

b.	WAMJ votes for shareholder proposals that are consistent with WAMJ’s proxy voting guidelines for board-approved proposals.

c.	WAMJ votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

3b.	Voting Shares of Investment Companies

WAMJ may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

•

WAMJ votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

•

WAMJ votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

4b.	Voting Shares of Foreign Issuers

In the event WAMJ is required to vote on securities held in non-U.S. issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1.	WAMJ votes for shareholder proposals calling for a majority of the directors to be independent of management.

2.	WAMJ votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3.

WAMJ votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

WAMJ votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

Western Asset Management Company Pte. Ltd. (“WAMS”)

Compliance Policies and Procedures

Proxy Voting

WAMS has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and the applicable laws and regulations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, WAMS will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset affiliated companies) regarding the voting of any securities owned by its clients.

Procedure

Responsibility and Oversight

The Western Asset Legal and Compliance Department is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

1.	Proxies are reviewed to determine accounts impacted.

2.	Impacted accounts are checked to confirm Western Asset voting authority.

3.

Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. [See conflicts of interest section of these procedures for further information on determining material conflicts of interest.]

4.

If a material conflict of interest exists, (4.1) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (4.2) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

5.

Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

6.	Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (4) or (5) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

•	A copy of Western Asset’s policies and procedures.

•	Copies of proxy statements received regarding client securities.

•	A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

•	Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

•	A proxy log including:

•	Issuer name;

•	Exchange ticker symbol of the issuer’s shares to be voted;

•	Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

•	A brief identification of the matter voted on;

•	Whether the matter was proposed by the issuer or by a shareholder of the issuer;

•	Whether a vote was cast on the matter;

•	A record of how the vote was cast; and

•	Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Western Asset’s proxy policies are described in the firm’s Part 2A of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

•

Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

•

Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

•	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part 1 deals with proposals which have been approved and are recommended by a company’s board of directors; Part 2 deals with proposals submitted by shareholders for inclusion in proxy statements; Part 3 addresses issues relating to voting shares of investment companies; and Part 4 addresses unique considerations pertaining to foreign issuers

Part 1 - Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

•

Matters relating to the Board of Directors. Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

•

Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

•	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

•	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

•	Votes are cast on a case-by-case basis in contested elections of directors.

•

Matters relating to Executive Compensation. Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

•	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

•	Western Asset votes against stock option plans or proposals that permit replacing or re-pricing of underwater options.

•	Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

•

Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

•

Matters relating to Capitalization. The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

•	Western Asset votes for proposals relating to the authorization of additional common stock.

•	Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

•	Western Asset votes for proposals authorizing share repurchase programs.

•	Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions. Western Asset votes these issues on a case-by-case basis on board-approved transactions.

•	Matters relating to Anti-Takeover Measures. Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

•	Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

•	Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

•

Other Business Matters. Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

•	Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

•	Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

Part 2 - Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

•	Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

•	Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

•	Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

Part 3 - Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts 1 and 2 above are voted in accordance with those guidelines.

•

Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

•

Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g. proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

Part 4 - Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

•	Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

•	Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

•

Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

•

Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have pre-emptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have pre-emptive rights.

Retirement Accounts

For accounts subject to ERISA, as well as other Retirement Accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor (“DOL”) has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager. In order to comply with the DOL’s position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western Asset has obtained a specific written instruction indicating that: (1) the right to vote proxies has been reserved to a named fiduciary of the client, and (2) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.

ITEM 8.	INVESTMENT PROFESSIONALS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1):

NAME AND ADDRESS	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
S. Kenneth Leech Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2014	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; Chief Investment Officer of Western Asset from 1998 to 2008 and since 2014; Senior Advisor/Chief Investment Officer Emeritus of Western Asset from 2008-2013; Co- Chief Investment Officer of Western Asset from 2013-2014.

Michael C. Buchanan Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2012	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; employed by Western Asset Management as an investment professional for at least the past five years; Managing Director and head of U.S. Credit Products from 2003-2005 at Credit Suisse Asset Management

Ryan Brist Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2010	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; Head of U.S. Investment Grade Credit of Western Asset since 2009; Chief Investment Officer and Portfolio Manager at Logan Circle Partners, L.P. from 2007-2009; Co-Chief Investment Officer and Senior Portfolio Manager at Delaware Investment Advisors from 2000-2007

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s portfolio managers for the fund. Unless noted otherwise, all information is provided as of December 31, 2019.

Other Accounts Managed by Portfolio Managers

The table below identifies the number of accounts (other than the fund) for which the fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories:

registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in theaccounts where fees are based on performance is also indicated.

Name of PM	Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance -Based	Assets Managed for which Advisory Fee is Performance- Based
S. Kenneth Leech‡	Other Registered Investment Companies	94	$150.2 billion	None	None
	Other Pooled Vehicles	227	$81.0 billion	11	$2.2 billion
	Other Accounts	627	$228.8 billion	21	$12.1 billion
Ryan Brist‡	Other Registered Investment Companies	5	$1.7 billion	None	None
	Other Pooled Vehicles	19	$9.2 billion	None	None
	Other Accounts	90	$39.5 billion	2	$1.1 billion
Michael Buchanan‡	Other Registered Investment Companies	31	$14.8 billion	None	None
	Other Pooled Vehicles	65	$21.5 billion	5	$822 million
	Other Accounts	154	$71.4 billion	11	$4.5 billion

‡

The numbers above reflect the overall number of portfolios managed by employees of Western Asset Management Company (“Western Asset”). Mr. Leech is involved in the management of all the Firm’s portfolios, but they are not solely responsible for particular portfolios. Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. They are responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

(a)(3): Investment Professional Compensation

With respect to the compensation of the investment professionals, Western Asset’s compensation system assigns each employee a total compensation range, which is derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, the subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is an investment professional’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to a fund, the benchmark set forth in the fund’s Prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 years having the most emphasis. The subadviser may also measure an investment professional’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because investment professionals are generally responsible for multiple accounts (including the funds) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to the subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the subadviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

The subadviser has adopted compliance policies and procedures to address a wide range of potential conflicts of interest that could directly impact client portfolios. For example, potential conflicts of interest may arise in connection with the management of multiple portfolios (including portfolios managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a portfolio’s trades, investment opportunities and broker selection. Portfolio managers are privy to the size, timing, and possible market impact of a portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a portfolio and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a portfolio because the account pays a performance-based fee or the portfolio manager, the subadviser or an affiliate has an interest in the account. The subadviser has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. Eligible accounts that can participate in a trade generally share the same price on a pro-rata allocation basis, taking into account differences based on factors such as cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions, the subadviser determines which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the subadviser may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a portfolio or the other account(s) involved. Additionally, the management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. The subadviser’s team approach to portfolio management and block trading approach seeks to limit this potential risk.

The subadviser also maintains a gift and entertainment policy to address the potential for a business contact to give gifts or host entertainment events that may influence the business judgment of an employee. Employees are permitted to retain gifts of only a nominal value and are required to make reimbursement for entertainment events above a certain value. All gifts (except those of a de minimis value) and entertainment events that are given or sponsored by a business contact are required to be reported in a gift and entertainment log which is reviewed on a regular basis for possible issues.

Employees of the subadviser have access to transactions and holdings information regarding client accounts and the subadviser’s overall trading activities. This information represents a potential conflict of interest because employees may take advantage of this information as they trade in their personal accounts. Accordingly, the subadviser maintains a Code of Ethics that is compliant with Rule 17j-1 under the Investment Company Act of 1940, as amended, and Rule 204A-1 under the Investment Advisers Act of 1940, to address personal trading. In addition, the Code of Ethics seeks to establish broader principles of good conduct and fiduciary responsibility in all aspects of the subadviser’s business. The Code of Ethics is administered by the Legal and Compliance Department and monitored through the subadviser’s compliance monitoring program.

The subadviser may also face other potential conflicts of interest with respect to managing client assets, and the description above is not a complete description of every conflict of interest that could be deemed to exist. The subadviser also maintains a compliance monitoring program and engages independent auditors to conduct a SOC1/ISAE 3402 audit on an annual basis. These steps help to ensure that potential conflicts of interest have been addressed.

(a)(4): Investment Professional Securities Ownership

The table below identifies the dollar range of securities beneficially owned by each investment professional as of December 31, 2019.

Portfolio Manager(s)	Dollar Range of Portfolio Securities Beneficially Owned
S. Kenneth Leech	E
Michael C. Buchanan	A
Ryan Brist	A

Dollar Range ownership is as follows:

A: none

B: $1 - $10,000

C: 10,001 - $50,000

D: $50,001 - $100,000

E: $100,001 - $500,000

F: $500,001 - $1 million

G: over $1 million

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Investment Grade Income Fund Inc.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	March 3, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	March 3, 2020

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date:	March 3, 2020